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                          AGREEMENT AND PLAN OF MERGER

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                           Dated as of April 24, 2006

                                  by and among

                          CHARYS HOLDING COMPANY, INC.,

                         LFC ACQUISITION COMPANY, INC.,

                                   LFC, INC.,

            L. FORD CLARK, MELYSA B. AUSTIN, and JAMES E. CLARK, JR.

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

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE

ARTICLE I    THE MERGER. . . . . . . . . . . . . . . . . . . . . . . . . .     1
     1.01  The Merger. . . . . . . . . . . . . . . . . . . . . . . . . . .     1
     1.02  Closing Date. . . . . . . . . . . . . . . . . . . . . . . . . .     2
     1.03  Certificates of Merger. . . . . . . . . . . . . . . . . . . . .     2
     1.04  Effect of the Merger. . . . . . . . . . . . . . . . . . . . . .     2
     1.05  Certificate of Incorporation and Bylaws . . . . . . . . . . . .     2
     1.06  Directors . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
     1.07  Officers. . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
     1.08  Name. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
ARTICLE II   MERGER CONSIDERATION. . . . . . . . . . . . . . . . . . . . .     2
     2.01  Consideration . . . . . . . . . . . . . . . . . . . . . . . . .     2
     2.02  Payment of Aggregate Merger Consideration . . . . . . . . . . .     3
     2.03  Existing Business Price Component Adjustment. . . . . . . . . .     6
     2.04  Contingent Performance Installment. . . . . . . . . . . . . . .     6
     2.05  Payment of Tower Debt and Cancellation of Other Indebtedness. .     7
     2.06  Excluded Assets and Associated Liabilities. . . . . . . . . . .     7
     2.07  Adjustment of Aggregate Merger Consideration. . . . . . . . . .     7
     2.08  Phantom Stock Incentive Plan. . . . . . . . . . . . . . . . . .     8
     2.09  Compliance with Section 368 of the Code . . . . . . . . . . . .     8
ARTICLE III  REPRESENTATIONS AND WARRANTIES OF SELLERS . . . . . . . . . .     8
     3.01  Power, Authority, and Organization of Sellers . . . . . . . . .     8
     3.02  No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . .     9
     3.03  Ownership of Company Shares . . . . . . . . . . . . . . . . . .     9
     3.04  Absence of Other Claims . . . . . . . . . . . . . . . . . . . .     9
     3.05  Investment Representations. . . . . . . . . . . . . . . . . . .     9
ARTICLE IV   REPRESENTATIONS AND WARRANTIES OF CERTAIN
             SELLERS AND COMPANY REGARDING COMPANY . . . . . . . . . . . .    11
     4.01  Organization and Authorization. . . . . . . . . . . . . . . . .    11
     4.02  Authorized and Outstanding Stock. . . . . . . . . . . . . . . .    12
     4.03  Absence of Other Claims . . . . . . . . . . . . . . . . . . . .    13
     4.04  No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . .    13


                                       i
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                                TABLE OF CONTENTS
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                                                                            PAGE

     4.05  Required Consents and Approvals . . . . . . . . . . . . . . . .    13
     4.06  No Violation of Law . . . . . . . . . . . . . . . . . . . . . .    13
     4.07  Financial Statements. . . . . . . . . . . . . . . . . . . . . .    14
     4.08  No Undisclosed Liabilities. . . . . . . . . . . . . . . . . . .    14
     4.09  Real Property . . . . . . . . . . . . . . . . . . . . . . . . .    14
     4.10  Personal Property . . . . . . . . . . . . . . . . . . . . . . .    15
     4.11  Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . .    16
     4.12  Intellectual Property . . . . . . . . . . . . . . . . . . . . .    16
     4.13  Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . .    18
     4.14  Employees and Independent Contractors . . . . . . . . . . . . .    19
     4.15  Employee Benefits . . . . . . . . . . . . . . . . . . . . . . .    20
     4.16  Collective Bargaining . . . . . . . . . . . . . . . . . . . . .    24
     4.17  Labor Disputes. . . . . . . . . . . . . . . . . . . . . . . . .    24
     4.18  Bank Accounts . . . . . . . . . . . . . . . . . . . . . . . . .    24
     4.19  Environmental Matters . . . . . . . . . . . . . . . . . . . . .    24
     4.20  Required Licenses and Permits . . . . . . . . . . . . . . . . .    26
     4.21  Insurance Policies. . . . . . . . . . . . . . . . . . . . . . .    26
     4.22  Major Suppliers and Customers . . . . . . . . . . . . . . . . .    26
     4.23  Contracts and Commitments . . . . . . . . . . . . . . . . . . .    27
     4.24  Agreements in Full Force and Effect . . . . . . . . . . . . . .    28
     4.25  Absence of Certain Changes and Events . . . . . . . . . . . . .    28
     4.26  Accounts Receivable . . . . . . . . . . . . . . . . . . . . . .    29
     4.27  Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . .    30
     4.28  Brokerage . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
     4.29  Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . .    32
     4.30  Transfer of LFC Environmental, Inc. Assets to Company . . . . .    32
     4.31  Merger Tax Representations. . . . . . . . . . . . . . . . . . .    32
ARTICLE V    REPRESENTATIONS AND WARRANTIES OF PARENT AND
             MERGER SUB. . . . . . . . . . . . . . . . . . . . . . . . . .    33
     5.01  Organization. . . . . . . . . . . . . . . . . . . . . . . . . .    33
     5.02  Capitalization of Merger Sub. . . . . . . . . . . . . . . . . .    34


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                                TABLE OF CONTENTS
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                                                                            PAGE

     5.03  Authorization . . . . . . . . . . . . . . . . . . . . . . . . .    34
     5.04  No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . .    34
     5.05  Brokerage . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
     5.06  Parent Shares . . . . . . . . . . . . . . . . . . . . . . . . .    35
     5.07  Merger Tax Representations. . . . . . . . . . . . . . . . . . .    35
ARTICLE VI   COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . .    36
     6.01  Pre-Closing Operations of Company . . . . . . . . . . . . . . .    36
     6.02  Access. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
     6.03  Interim Financials. . . . . . . . . . . . . . . . . . . . . . .    39
     6.04  Transfer Taxes. . . . . . . . . . . . . . . . . . . . . . . . .    39
     6.05  Preparation of Supporting Documents . . . . . . . . . . . . . .    39
     6.06  Notices of Certain Events . . . . . . . . . . . . . . . . . . .    40
     6.07  Supplements to Schedules. . . . . . . . . . . . . . . . . . . .    41
     6.08  No Solicitation of Transactions . . . . . . . . . . . . . . . .    41
     6.09  Filings, Other Actions, and Notification. . . . . . . . . . . .    41
     6.10  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . .    42
     6.11  Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
     6.12  Affiliates. . . . . . . . . . . . . . . . . . . . . . . . . . .    42
     6.13  Publicity . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
     6.14  Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
     6.15  Registration Rights . . . . . . . . . . . . . . . . . . . . . .    43
     6.16  Rule 144 Exemptions . . . . . . . . . . . . . . . . . . . . . .    46
     6.17  Dissolution of LFC Environmental, Inc . . . . . . . . . . . . .    46
     6.18  Business Operation. . . . . . . . . . . . . . . . . . . . . . .    46
ARTICLE VII  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT
             THE MERGER. . . . . . . . . . . . . . . . . . . . . . . . . .    47
     7.01  Regulatory Consents . . . . . . . . . . . . . . . . . . . . . .    47
     7.02  Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . .    47
     7.03  Stockholder Approval. . . . . . . . . . . . . . . . . . . . . .    47
ARTICLE VIII CONDITIONS TO OBLIGATIONS OF COMPANY AND SELLERS. . . . . . .    47
     8.01  Representations and Warranties True and Correct at Closing Date    48


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                                TABLE OF CONTENTS
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                                                                            PAGE

     8.02  Performance of Obligations. . . . . . . . . . . . . . . . . . .    48
     8.03  Certificate of Merger . . . . . . . . . . . . . . . . . . . . .    48
     8.04  Certificates. . . . . . . . . . . . . . . . . . . . . . . . . .    48
     8.05  All Other Documents . . . . . . . . . . . . . . . . . . . . . .    48
ARTICLE IX   CONDITIONS TO OBLIGATIONS OF PARENT AND MERGER
             SUB . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
     9.01  Representations and Warranties True and Correct at Closing Date    48
     9.02  Performance Obligations . . . . . . . . . . . . . . . . . . . .    49
     9.03  No Material Change. . . . . . . . . . . . . . . . . . . . . . .    49
     9.04  Other Necessary Consents. . . . . . . . . . . . . . . . . . . .    49
     9.05  Certificate of Merger . . . . . . . . . . . . . . . . . . . . .    49
     9.06  Noncompetition Agreement. . . . . . . . . . . . . . . . . . . .    49
     9.07  Employment Agreements . . . . . . . . . . . . . . . . . . . . .    49
     9.08  Release of Certain Liens. . . . . . . . . . . . . . . . . . . .    49
     9.09  Payment of Indebtedness . . . . . . . . . . . . . . . . . . . .    49
     9.10  Request to Transfer Radioactive License . . . . . . . . . . . .    49
     9.11  FCC Application Password. . . . . . . . . . . . . . . . . . . .    49
     9.12  Certificates. . . . . . . . . . . . . . . . . . . . . . . . . .    49
     9.13  Officer and Director Resignations . . . . . . . . . . . . . . .    50
     9.14  Affiliate Letters . . . . . . . . . . . . . . . . . . . . . . .    50
     9.15  Cash at Closing . . . . . . . . . . . . . . . . . . . . . . . .    50
     9.16  AH Other Documents. . . . . . . . . . . . . . . . . . . . . . .    50
ARTICLE X    INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . .    50
     10.01 Indemnification Obligations of Sellers. . . . . . . . . . . . .    50
     10.02 Indemnification Obligations of Parent . . . . . . . . . . . . .    51
     10.03 Indemnification Procedure . . . . . . . . . . . . . . . . . . .    52
     10.04 Survival Period . . . . . . . . . . . . . . . . . . . . . . . .    53
     10.05 Liability Limits. . . . . . . . . . . . . . . . . . . . . . . .    54
     10.06 Investigations. . . . . . . . . . . . . . . . . . . . . . . . .    54
     10.07 Setoff. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    54
ARTICLE XI   TERMINATION PRIOR TO CLOSING. . . . . . . . . . . . . . . . .    55


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                                TABLE OF CONTENTS
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                                                                            PAGE

     11.01 Termination of Agreement . . . . . . . . . . . . . . . . . . .    55
     11.02 Termination of Obligations . . . . . . . . . . . . . . . . . .    55
ARTICLE XII  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . .    56
     12.01 Entire Agreement and Survival. . . . . . . . . . . . . . . . .    56
     12.02 Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . .    56
     12.03 Parties Bound by Agreement . . . . . . . . . . . . . . . . . .    56
     12.04 Counterparts and Facsimile . . . . . . . . . . . . . . . . . .    56
     12.05 Headings . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
     12.06 Modification and Waiver. . . . . . . . . . . . . . . . . . . .    56
     12.07 Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
     12.08 Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . .    57
     12.09 Governing Law and Jurisdiction . . . . . . . . . . . . . . . .    58
     12.10 Company's and Sellers' Knowledge . . . . . . . . . . . . . . .    58
     12.11 No Third-Party Beneficiaries . . . . . . . . . . . . . . . . .    58
     12.12 "Including." . . . . . . . . . . . . . . . . . . . . . . . . .    59
     12.13 Gender and Number. . . . . . . . . . . . . . . . . . . . . . .    59
     12.14 References . . . . . . . . . . . . . . . . . . . . . . . . . .    59
     12.15 Severability . . . . . . . . . . . . . . . . . . . . . . . . .    59
     12.16 Further Assurances . . . . . . . . . . . . . . . . . . . . . .    59
     12.17 Currency . . . . . . . . . . . . . . . . . . . . . . . . . . .    59
     12.18 Ordinary Course of Business. . . . . . . . . . . . . . . . . .    59
     12.19 Enforcement. . . . . . . . . . . . . . . . . . . . . . . . . .    59

                                   LIST OF SCHEDULES AND EXHIBITS
                                   ------------------------------


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                                            SCHEDULES
                                      [COMPANY INFORMATION]
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
SCHEDULE 2.01(a)            Tower Debt

SCHEDULE 2.01(a)(i)         Prepaid Rent

SCHEDULE 2.01 (C)           Accounting Methodology

SCHEDULE 2.02(b)            EBITDA Targets:   Six 6-Month Anniversary Dates During Calculation
                            Period

SCHEDULE 2.03               Examples of Calculation of Consideration, Aggregate Merger
                            Consideration, and Existing Business Price Component Adjustment

SCHEDULE 2.04               EBITDA Targets:   Fourth and Fifth 12-Month Periods Following
                            Closing

SCHEDULE 2.06               Excluded Assets

SCHEDULE 3.03               Ownership of Company Shares

SCHEDULE 4.01(a)            Jurisdictions in Which Company is Duly Qualified and in Good
                            Standing

SCHEDULE 4.01(b)            Subsidiaries

SCHEDULE 4.01(c)            Stock, Securities, and Investments

SCHEDULE 4.01(d)            Officers, Directors, and Shareholders

SCHEDULE 4.02               Authorized Capital Stock

SCHEDULE 4.03               Agreements and Instruments for Additional Shares of Capital Stock or
                            Equity Security

SCHEDULE 4.04               Agreements and Instruments Affected by Merger

SCHEDULE 4.05               Required Consents and Approvals

SCHEDULE 4.07               Financial Statements

SCHEDULE 4.09(a)            Real Property

SCHEDULE 4.09(b)            Permitted Liens on Real Property


                                       vi

                                   LIST OF SCHEDULES AND EXHIBITS
                                   ------------------------------

SCHEDULE 4.09(c)            Orders and Restrictions Affecting Real Property

SCHEDULE 4.10(a)            Personal Property

SCHEDULE 4.10(B)            Personal Property and Leasehold Improvements  Not at Principal
                            Location of Business

SCHEDULE 4.10(e)            Leases

SCHEDULE 4.11               Indebtedness

SCHEDULE 4.12(b)            Intellectual Property

SCHEDULE 4.12(c)            Intellectual Property Not Owned by or Assigned to Company

SCHEDULE 4.12(d)            Litigation and Claims Against Company Regarding Intellectual Property

SCHEDULE 4.13               Litigation and Claims Against Company Regarding Business

SCHEDULE 4.14(a)            Compensation of Employees and Independent Contractors

SCHEDULE 4.14(b)            Litigation and Claims Against Company Regarding Foreign Nationals

SCHEDULE 4.15(a)(i)         Employee Benefit Plans

SCHEDULE 4,15(a)(ii)        Litigation and Claims Against Company Regarding Employee Benefit
                            Plans

SCHEDULE 4.15(a)(vii)       Insurance Reserves and Accrued Liabilities of Employee Benefit Plans

SCHEDULE 4.15(b)(i)         Defined Benefit Plans

SCHEDULE 4.16               Collective Bargaining Agreements

SCHEDULE 4.18               Bank Accounts

SCHEDULE 4.19(B)            Litigation and Claims Against Company Regarding Environmental
                            Matters

SCHEDULE 4.20               Authorizations

SCHEDULE 4.21               Insurance Policies

SCHEDULE 4.22               Suppliers and Customers


                                      vii

                                   LIST OF SCHEDULES AND EXHIBITS
                                   ------------------------------

SCHEDULE 4.23               Contracts and Commitments

SCHEDULE 4.24               Contracts Not in Full Force or Enforceable

SCHEDULE 4.25               Changes or Events

SCHEDULE 4.26(B)            Accounts Receivable

SCHEDULE 4.27(b)            Tax Returns

SCHEDULE 4.27(c)            Tax Deficiencies and Audits

SCHEDULE 4,27(d)            Tax-Sharing Agreements

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                                              EXHIBITS
                                              [FORMS]
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EXHIBIT 2.02                Promissory Note

EXHIBIT 2.08                Key Employees

EXHIBIT 6.12                Affiliate Letter

EXHIBIT 8.06                Non-competition Agreement

EXHIBIT 8.07                Employment Agreement

--------------------------------------------------------------------------------
                          AGREEMENT AND PLAN OF MERGER
--------------------------------------------------------------------------------

     This  AGREEMENT  AND PLAN OF MERGER (this "Agreement"), is made and entered
                                                ---------
into,  and is effective as of 12:01 AM on April 24, 2006 (the "Effective Time"),
                                                               --------------
among  CHARYS  HOLDING  COMPANY,  INC.,  a  Delaware corporation ("Parent"). LFC
                                                                   ------
ACQUISITION COMPANY, INC., a Delaware corporation and an indirect wholly owned subsidiary of Parent ("Merger Sub"). LFC, INC., a Texas corporation ("Company"),
                       ----------                                     -------
and L. FORD CLARK, MELYSA B. AUSTIN, and JAMES E. CLARK, JR., each an individual resident of the State of Texas (each individually a "Seller" and collectively
                                                        ------
"Sellers").
 -------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Sellers own all of the issued and outstanding capital stock of Company (the "Company Shares"), which is in the business of (a) building,
                ---------------
owning,  and  managing  shared  wireless  telecommunication  facilities  ("Cell
                                                                           ----
Towers"),  and  (b)  performing professional consulting services, including site
------
acquisition, construction, and project management services, geotechnical services, material testing services, A&E design and structural design services, land surveying services, environmental services, and petroleum land management services (the "Business"); and
                 --------

     WHEREAS, the respective Boards of Directors of each of Parent, Merger Sub, and Company have determined that it is advisable and in the best interests of their respective corporations and their shareholders that Company be merged with and into Merger Sub in accordance with the Delaware General Corporation Law (the "DGCL"). the Texas Business Corporation Act (the "TBCA") and the terms of this
 ----                                               ----
Agreement, pursuant to which Merger Sub will be the surviving corporation and will remain a wholly owned indirect subsidiary of Parent (the "Merger"); and
                                                                   ------

     WHEREAS,  the  parties intend for the Merger to satisfy the requirements of
Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code"); and
 ----

     WHEREAS, the parties desire to make certain representations, warranties, covenants, and agreements in connection with the Merger;

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements herein contained, and upon and subject to the terms and the , conditions hereinafter set forth, the parties do hereby agree as follows.

                                    ARTICLE I
                                    ---------

                                   THE MERGER
                                   ----------

     1.01 THE MERGER. Subject to the terms and conditions of this Agreement, and
          -----------
in accordance with the DGCL and TBCA, Company shall be merged with and into Merger Sub, and the separate corporate existence of Company shall thereupon cease. Merger Sub shall continue as the surviving corporation following the Merger (sometimes hereinafter referred to as the "Surviving Corporation") and shall be a wholly
                                   ---------------------
owned  indirect  subsidiary  of  Parent.

     1.02     CLOSING  DATE.   Subject  to  the  satisfaction  or  waiver of the
              --------------
conditions  set  forth  herein,  the closing of the Merger (the "Closing") shall
                                                                 -------
take place simultaneously with the execution hereof by the parties hereto, in the offices of Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, N.E., Suite 2400, Atlanta, Georgia 30308, or at such other place upon which the parties shall agree (the "Closing Date"),
                              -------------

     1.03     CERTIFICATES  OF  MERGER. On or within a reasonable number of days
              -------------------------
following the Closing Date, the parties hereto shall file (a) the Certificate of Merger with the Texas Secretary of State in such form as required by, and executed in accordance with, the relevant provisions of the TBCA and acceptable to the parties hereto (the "Texas Certificate of Merger"), and (b) the
                                 ------------------------------
Certificate of Merger with the Secretary of State of the State of Delaware in such form as required by, and executed in accordance with, the relevant provisions  of  the  DGCL  and  acceptable  to the parties hereto (the "Delaware
                                                                       ---------
Certificate  of  Merger"). For purposes hereof, the Merger shall be deemed to be
-----------------------
effective  at  the  Effective  Time.

     1.04     EFFECT  OF  THE  MERGER.  From  and  after the Effective Time, the
              ------------------------
Merger shall have the effect set forth in the DGCL and TBCA. Without limiting the generality of the foregoing, at the Effective Time of the Merger, (a) all the property, rights, privileges, immunities, powers, licenses, authorizations, and franchises of each of Merger Sub and Company shall vest in the Surviving Corporation without further act or deed, and (b) all the debts, liabilities, duties, and obligations of Merger Sub and Company shall become the debts, liabilities, duties, and obligations of the Surviving Corporation.

     1.05     CERTIFICATE  OF  INCORPORATION  AND BYLAWS. At the Effective Time,
              -------------------------------------------
the Certificate of Incorporation and the Bylaws of Merger Sub shall become the Certificate of Incorporation and the Bylaws of the Surviving Corporation.

     1.06     DIRECTORS.  The  director  of Merger Sub, Billy V. Ray, Jr., shall
              ----------
be a director of the Surviving Corporation until his earlier death, resignation, or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. Promptly after Closing, Parent shall also cause L. Ford Clark to be elected a director of the Surviving Corporation.

     1.07     OFFICERS.  The officers of Merger Sub shall be the officers of the
              ---------
Surviving Corporation until their earlier death, resignation, or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

     1.08     NAME. The name of the Surviving Corporation shall be LFC, Inc.
              -----

                                   ARTICLE II
                                   ----------

                              MERGER CONSIDERATION
                              --------------------

     2.01     CONSIDERATION.  At the Effective Time, by virtue of the Merger and
              --------------
without any further action on the part of Parent, Merger Sub, Company, or Sellers, all issued and outstanding shares  of  Company's  common  stock  and  any  other equity security of Company
(including preferred stock, options, warrants, or debt convertible into stock, options, or warrants) shall be cancelled and retired and shall cease to exist, and shall be converted into the right to receive, in the aggregate and subject to the provisions of Sections 2.03, 2.07, and 2.08 (the "Aggregate Merger
                                                                ----------------
Consideration"):
-------------

          (a) An amount in cash equal to sixty percent (60%) of the Cell Tower Price Component, minus prepaid rent in the amount shown on SCHEDULE
                          -----                                         --------
2.01(a)(i) (such amount to be subtracted from the cash portion of the Cell Tower
----------
Price  Component).  For  purposes hereof, the "Cell Tower Price Component" shall
                                               --------------------------
mean  (i) $4,699,156, minus (ii) the unpaid principal balance, as of the Closing
                      -----
Date,  of  all  indebtedness  specifically  secured  by  the assets described on
SCHEDULE  2.01(a)  ("Tower  Debt"),  together  with all interest accrued thereon
-----------------    -----------
through  and  including  the  Effective  Time;

          (b)     Plus the number of shares of common stock of Parent, par value
                  ----
$0.001  per  share  (the  "Parent  Common  Stock"), determined by dividing forty
                           ---------------------
percent (40%) of the Cell Tower Price Component by the average closing trading price per share of the Parent Common Stock for the ten trading days ending on
APRIL  21,  2006  (the "Closing Share Price") (the parties acknowledge and agree
                        -------------------
that  the  Closing  Share  Price  is  $2.64);

          (c)     Plus  an  amount in cash equal to thirty-five percent (35%) of
                  ----
the  Existing  Business  Price  Component.  For  purposes  hereof, the "Existing
                                                                       ---------
Business Price Component" shall mean (i) Company's average annual EBITDA for the
------------------------
three 12-month periods commencing on MAY 1, 2006, and ending on APRIL 30, 2009 (the "Calculation Period"), determined in accordance with generally accepted
       -------------------
accounting  principles  ("GAAP")  and  the  methodology  set  forth  on SCHEDULE
                                                                        --------
2.01(c),  multiplied  by  (ii)  the  Applicable Factor.   (The cash amount shall
-------   --------------
hereinafter  be  referred to as the "Cash Portion of the Existing Business Price
                                     -------------------------------------------
Component.")  The  "Applicable  Factor"  shall mean 4.5 unless Company's average
----------          ------------------
annual EBITDA for the Calculation Period exceeds one hundred fifteen percent (115%) of the Estimated Existing Business Price Component (as defined in Section 2.02(a)(ii) below), in which case the Applicable Factor shall mean 5;

          (d)     Plus the number of shares of Parent Common Stock determined by
                  ----
dividing sixty-five percent (65%) of the Existing Business Price Component by the Closing Share Price (the "Common Stock Portion of the Existing Business
                                  ----------------------------------------------
Price  Component");
----------------

          (e)     Minus the amount, if any, by which Closing Net Receivables (as
                  -----
finally determined pursuant to Section 2.07) is less than Target Net Receivables, or plus the amount, if any, by which Closing Net Receivables (as
                  ----
finally determined pursuant to Section 2.07) is greater than Target Net Receivables. For purposes hereof, (i) "Target Net Receivables" shall be an
                                           -------------------------
amount  equal  to  $700,000,  and  (ii) "Closing Net Receivables" shall mean the
                                        -------------------------
ordinary course trade accounts receivable of the Company as of the Closing Date, minus the ordinary course trade accounts payable of the Company as of the
-----
Closing  Date.

     2.02     PAYMENT  OF  AGGREGATE  MERGER  CONSIDERATION.     The  Aggregate
              ----------------------------------------------
Merger  Consideration  shall  be  paid  or  delivered  as  follows:

          (a)     Closing  Date  Merger  Consideration.   At  the  Closing, each
                  -------------------------------------
Seller  shall  receive  her  or  his  pro rata share, based on the percentage of shares of outstanding common stock held by such Seller in Company as of the Closing (the "Pro Rata Share") of:
                ----------------

               (i) One hundred percent (100%) of the Cell Tower Price Component consideration determined pursuant to Sections 2.01 (a) and (b) above;

               (ii) $2,251,538 in cash and such number of Parent Common Stock as is equal to $550,000 divided by the Closing Share Price (which represents twenty-five percent (25%) of the Estimated Existing Business Price Component), The "Estimated Existing Business Price Component" shall mean an
                   ---------------------------------------------
amount  equal  to  $11,206,152;  and

               (iii) The number of shares of Parent Common Stock determined by dividing 7,283,999 (which represents sixty-five percent (65%) of the Estimated Existing Business Price Component) by the Closing Share Price (the "Estimated Existing Business Price Share Component"), minus the number of shares
 -------------------------------------------------    -----
of  Parent  Common Stock to be held in escrow pursuant to Section 2.02(b) below.

The parties acknowledge and agree that, notwithstanding anything herein to the contrary, any cash to be paid to a Seller at the Closing shall be payable by the issuance to such Seller of a promissory note in the form attached hereto as
EXHIBIT  2.02  (the  "Promissory  Note").
-------------         ----------------

          (b)     Merger  Consideration  Held  in  Escrow.   Within a reasonable
                  ----------------------------------------
number of days following the Closing, the number of shares of Parent Common Stock (the "Escrow Shares") determined by multiplying 75% by the Estimated
              ------------
Existing Business Price Share Component shall, from the Aggregate Merger Consideration, be placed in escrow by Parent with SunTrust Bank as escrow agent ("Escrow Agent"), pursuant to an escrow agreement reasonably satisfactory in
  -------------
form  and  substance to Parent and the Sellers (the "Escrow Agreement"). Up to a
                                                     ----------------
maximum of sixty percent (60%) of such Escrow Shares shall be subject to distributions to Sellers on a semi-annual basis as follows (the "Annual Escrow
                                                                   -------------
Share  Distributions"):   On  the  six-month  anniversary of the Closing, and on
--------------------
each of the five succeeding six-month anniversary dates during the Calculation Period, Sellers shall have the right to receive ten percent (10%) of the Escrow Shares, provided that certain EBITDA targets have been achieved, as set forth on
SCHEDULE  2.02(b).  The  balance  of  the  Escrow Shares shall be delivered only
-----------------
after  the  Existing  Business Price Component is finally determined pursuant to
Section  2.03,  and  the  Aggregate Merger Consideration is adjusted pursuant to
Section  2.07,

          (c)     Holdback  of Merger Consideration. $1,120,615 of the Aggregate
                  ----------------------------------
Merger  Consideration  (the  "Holdback Amount") (such amount representing 10% of
                              ---------------
the Estimated Existing Business Price Component) shall be retained by Parent as partial security for the obligations of the Sellers under this Agreement. In the event a Parent-Indemnified Party desires to make a claim against the Holdback Amount on account of, or with respect to, the obligations of the Sellers under this Agreement (a "Holdback Claim"), the parties shall comply with the
                      ---------------
following  procedures:

               (i) The Parent-Indemnified Party shall notify the Sellers in writing (a "Notice of Holdback Claim"), which notice shall set forth a
              ---------------------------
description  of  the  Holdback  Claim
and the amount owed with respect to such Holdback Claim (if known). In the event that the Sellers dispute that the Parent-Indemnified Party is entitled to be paid the amounts set forth in such Holdback Claim, the Sellers shall notify the Parent-Indemnified Party of such dispute in writing within thirty (30) days following the Sellers' receipt of the Notice of Holdback Claim. If no notice of dispute is received by the Parent-Indemnified Party within thirty (30) days after the Sellers have been provided a Notice of Holdback Claim, such amount specified therein shall be retained by Parent for its own account and the Holdback Amount shall be reduced by such amount.

               (ii) In the event that the Sellers dispute the Holdback Claim and provide Parent written notice of such dispute within thirty (30) days following receipt by the Sellers of the Notice of Holdback Claim, the amount set forth in such Holdback Claim shall not be retained by Parent for its own account unless and until, and in the amount, (x) agreed by the Sellers in writing, or
(y) directed or permitted by a final decision of a court in accordance with the provisions under Section 12,09.

               (iii) At the later to occur of (x) the date of the final determination of the Existing Business Price Component pursuant to Section 2.03, and (y) the date the Aggregate Merger Consideration is adjusted pursuant to
Section 2.07, Parent shall cause to be paid to each Seller its Pro Rata Share of the Holdback Amount minus the sum of (A) the amount of any Holdback Claims
                       -----
retained by Parent for its own account as of such date in accordance with the terms hereof, plus (B) the amounts set forth in any Notices of Holdback Claim
                ----
pending as of such date. Upon final resolution of all claims set forth in all Notices of Holdback Claim that have been disputed as set forth herein (which final resolution shall be evidenced by the written agreement of Parent and the Sellers, or the direction by a final decision of a court in accordance with the provisions under Section 12.09), Parent shall cause to be paid to each Seller its Pro Rata Share of the remaining balance of the Holdback Amount.

               (iv) The Sellers shall be entitled to any interest earned on any portion of the Holdback Amount disbursed to the Sellers pursuant hereto. The Holdback Amount shall bear simple interest at the rate of 6% per annum.

               (v)     To   ensure   compliance   with   the   "continuity   of
interest"  requirements  under  Section  368 of the Code, and in accordance with
Section 2.09 hereunder, the parties agree that the Holdback Amount, subject to the adjustments under Section 2,02(c)(iii), shall be payable to Sellers by (i) issuing to each Seller the Pro Rata Share of the number of shares of Parent Common Stock determined by multiplying the Holdback Amount by sixty-five (65%) and dividing the resulting product by the average closing trading price per share of the Parent Common Stock for the ten trading days immediately preceding the later to occur of (x) the date of the final determination of the Existing Business Price Component pursuant to Section 2,03 and (y) the date the Aggregate Merger Consideration is adjusted pursuant to Section 2.07; and (ii) paying each Seller the Pro Rata Share of an amount in cash equal to the Holdback Amount multiplied by thirty-five percent (35%), but only if such cash payment is permitted under the loan agreements to which Parent and the Surviving Corporation are parties. If such agreements do not permit a cash payment under this Section 2,02(c), then the parties agree that the consideration required to be paid under this Section 2.02(c) shall be paid in Parent Common Stock, at the price per share equal to the average closing trading price per share of the Parent

Common Stock for the ten trading days immediately preceding the later to occur of (x) the date of the final determination of the Existing Business Price Component pursuant to Section 2.03 and (y) the date the Aggregate Merger Consideration is adjusted pursuant to Section 2.07.

     2.03     EXISTING  BUSINESS  PRICE  COMPONENT ADJUSTMENT. At the end of the
              ------------------------------------------------
Calculation Period, Parent shall calculate the Existing Business Price Component, and the Aggregate Merger Consideration shall be adjusted as follows:

          (a) If the Existing Business Price Component is greater than the Estimated Existing Business Price Component (such difference being referred to as the "Surplus Amount"), Parent shall pay to Sellers the difference by: (i)
          ---------------
issuing to each Seller the Pro Rata Share of the number of shares determined by multiplying the Surplus Amount by sixty-five percent (65%) and dividing the resulting product by the Closing Share Price; and (ii) paying each Seller the Pro Rata Share of an amount in cash equal to the Surplus Amount multiplied by thirty-five percent (35%), but only if such cash payment is permitted under the loan agreements to which Parent and the Surviving Corporation are parties. If such agreements do not permit a cash payment under this Section 2.03(a), then the parties agree that the consideration required to be paid under the preceding
Section 2.03(a)(ii) shall be paid in Parent Common Stock, at the price per share equal to the average closing trading price of the Parent Common Stock for the ten trading days immediately preceding MAY 1, 2009.

          (b) If the Existing Business Price Component is less than the Estimated Existing Business Price Component (the "Deficit Amount"), Sellers
                                                       --------------
shall pay to Parent the difference by forfeiting to Parent each Seller's Pro Rata Share of the number of shares determined by dividing the Deficit Amount by the Applicable Share Price (the "Forfeited Amount"). If the value of the
                                      ----------------
Forfeited Amount is greater than the value of the Common Stock Portion of the Existing Business Price Component, Sellers shall forfeit their right to receive all or a portion of the Holdback Amount (depending on the amount of the Forfeited Amount), and such forfeited amount shall be paid to Parent. For purposes of this Section 2,03, the "Applicable Share Price" shall mean the
                                        ------------------------
greater of: (i) the Closing Share Price; and (ii) the sum of (A) the average closing trading price per share of the Parent Common Stock for the ten trading days immediately preceding MAY 1, 2007, multiplied by twenty percent (20%), (B)
                                         -------------
the average closing trading price per share of the Parent Common Stock for the ten trading days immediately preceding MAY 1, 2008, multiplied by twenty percent
                                                    -------------
(20%), and (C) the average closing trading price per share of the Parent Common Stock for the ten trading days immediately preceding MAY 1, 2009, multiplied by
                                                                   -------------
sixty  percent  (60%).

          (c)     For  purposes  of  clarity,  examples  of  the  agreed-upon application  of  Sections  2.02  and  2.03  are  set  forth  on  SCHEDULE 2.03.
                                                                 --------------

     2.04     CONTINGENT PERFORMANCE INSTALLMENT.   Sellers shall have the right
              -----------------------------------
to receive contingent performance payments, based on the Surviving Corporation's EBITDA and revenue during the fourth and fifth 12-month periods following Closing. Such payments, if earned, shall be due and payable within 120 days following the end of each such 12-month period. The EBITDA and revenue targets and method of determining whether such targets have been achieved are set forth on SCHEDULE 2.04. Any consideration due under this Section 2.04 shall be payable
   -------------
to Sellers in accordance with their Pro Rata Shares and, at their option in cash or stock, provided that, in the event Sellers opt for cash, such cash payment shall be subject to the terms of the loan agreements to which Parent and the Surviving
Corporation are parties. If such agreements do not permit payment of such consideration in cash, then the parties agree that the consideration shall be paid in Parent Common Stock, at the price per share equal to the average closing trading price of the Parent Common Stock for the ten trading days immediately preceding MAY 1, 2010 for the fourth 12-month period following Closing, and at the price per share equal to the average closing trading price of the Parent Common Stock for the ten trading days immediately preceding MAY 1, 2011 for the fifth 12-month period following Closing.

     2.05     PAYMENT OF TOWER DEBT AND CANCELLATION OF OTHER INDEBTEDNESS. Upon
              -----------------------------------------------------------
payment of the Promissory Note, (i) Parent or Merger Sub shall repay or cause to be repaid in full all Tower Debt, and (ii) Sellers shall cause all other indebtedness of Company, other than accounts payable incurred in the Ordinary Course of Business, to be cancelled or paid in full.

     2.06     EXCLUDED ASSETS AND ASSOCIATED LIABILITIES. The parties agree that
              -------------------------------------------
immediately  prior  to  the  Closing,  Company may transfer the assets listed on
SCHEDULE  2.06  to  the persons listed on such Schedule. In connection with such
--------------
transfer, those persons shall assume in writing all liabilities associated with such assets.

     2.07     ADJUSTMENT  OF  AGGREGATE  MERGER  CONSIDERATION.   As promptly as
              -------------------------------------------------
practicable following the Closing Date (but in any event within 60 days thereafter), the Parent shall prepare and deliver to the Sellers (i) a statement of the ordinary course accounts receivable as of the Closing Date and the ordinary course accounts payable as of the Closing Date (the "Closing
                                                                       --------
Net Receivables Schedule"),  and  (ii)  its  calculation  of  the  Closing  Net
------------------------
Receivables, if any, based thereon. The Closing Net Receivables Schedule shall be prepared in accordance with GAAP. The Sellers shall have ten (10) days following the receipt of the Closing Net Receivables Schedule delivered pursuant to this Section 2,07 during which to notify the Parent of any dispute of any item contained therein, which notice shall set forth in detail the basis for such dispute. The Parent and the Sellers shall cooperate in good faith to resolve any such dispute as promptly as possible, and upon such resolution, the Closing Net Receivables Schedule shall be prepared in accordance with the agreement of the Parent and Sellers. In the event Sellers do not notify the Parent of any such dispute within such thirty (30) day period or notifies the Parent within such period that Sellers does not dispute any item contained therein, the Closing Net Receivables Schedule delivered pursuant to this Section
2.07 and the Parent's calculation of the Closing Net Receivables shall be final and binding the Parties. In the event the Parent and Sellers are unable to resolve any dispute regarding the Closing Net Receivables Schedule within 15 days following the Parent's receipt of notice of such dispute, Parent and Sellers shall mutually select an independent certified public accounting firm of recognized national standing which does not perform services for Parent or Sellers (the "Independent Accountants") to resolve any remaining disagreements.
               -----------------------
The Independent Accounts shall, as promptly as practicable, but in any event within 30 days of the date on which such dispute is referred to the Independent
Accounts: (i) make a determination as to the Closing Net Receivables Schedule in accordance with the principles set forth herein; and (ii) shall deliver a written notice of such determination to Parent and Sellers, In resolving such dispute, the Independent Accounts shall consider only those items or amounts in the Closing Net Receivables Schedule as to which Sellers have disagreed. The fees and expenses of the Independent Accountants shall be paid one-half by Parent and one-half by Sellers. The determination of the Independent Accounts shall be final, conclusive and binding on the parties. Any amounts owed pursuant to Section 2.01 (e) shall be paid within ten (10) days by the applicable party following the final determination of the Closing Net Receivables pursuant to this Section 2,07. The parties acknowledge and agree that, notwithstanding anything herein to the contrary, any amounts to be paid to the Sellers pursuant to Section 2.0 l(e) shall payable (in the sole determination of the Sellers) by (x) the issuance to each Seller of its Pro Rata Share of such number of shares of Parent Common Stock as is equal to the amount so owed pursuant to Section 2.01(e), divided by
                                                                      ----------
the Closing Share Price, or (y) the assignment by the Surviving Corporation to the Sellers of such accounts receivable as are agreed to by Parent and the Sellers, pursuant to an agreement or other instrument reasonably satisfactory in form and substance to Parent and the Sellers.

     2.08     PHANTOM  STOCK INCENTIVE PLAN.     Notwithstanding anything herein
              ------------------------------
to the contrary, the Aggregate Merger Consideration shall be reduced by the amount payable to the individuals set forth on EXHIBIT 2.08 (the "Key
                                                       -------------         ---
Employees")  (such  exhibit  to  set  forth  the  percentage of Aggregate Merger
---------
Consideration to be received by each Seller and each Key Employee) pursuant to the terms and conditions of that certain LFC, Inc. 2006 Phantom Stock Plan, dated January 10, 2006, as amended (the "Incentive Plan"), as a result of the
                                            --------------
consummation of the Merger. Any amounts payable to the Key Employees pursuant to the Incentive Plan as a result of the consummation of the Merger shall be paid directly to the Key Employees by the Parent or the Surviving Corporation. Any and all such payments, whenever made, shall be made in accordance with, and subject to, the terms and conditions of this Agreement and the Incentive Plan, and shall be subject to all applicable employment and withholding taxes. The parties agree that any deductions or losses associated with such payments shall accrue to the benefit of the Parent or Surviving Corporation. Parent shall use commercially reasonable efforts to cause any Parent Common Stock or other securities to be issued through the Incentive Plan to the Key Employees and, to the extent required by Federal securities laws, interests in the Incentive Plan, to be registered under the Securities Act of 1933, as amended, on Form S-8, or such other then applicable and comparable form,

     2.09     COMPLIANCE  WITH SECTION 368 OF THE CODE.   The parties intend for
              -----------------------------------------
the Merger to qualify as a reorganization under Section 368 of the Code. In connection therewith, the parties hereto agree that, notwithstanding anything herein to the contrary, the amount of Parent Common Stock actually paid to Sellers pursuant to this Article II shall at all times exceed forty percent
(40%)  of  the  total  consideration  actually  paid.

                                   ARTICLE III
                                   -----------

                     REPRESENTATIONS AND WARRANTIES OFSELLERS
                    -----------------------------------------

     Each Seller represents and warrants to Parent and Merger Sub, as to themselves only and not as to any other Seller, as follows:

     3.01     POWER,  AUTHORITY,  AND  ORGANIZATION OF SELLERS. Sellers have the
              -------------------------------------------------
right, power, and capacity to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Sellers and constitutes Sellers' legal, valid, and binding obligation, enforceable in accordance with its terms. Upon execution of this Agreement, each Seller who is, acting in a fiduciary, representative, or corporate capacity, shall furnish to Parent a true and correct copy of each and every will, trust agreement, or other document that establishes or relates to the right, power, capacity, or authority of such Seller to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby.

     3.02     NO CONFLICT.    The execution  and  delivery  of this Agreement by
              ------------
Sellers, the consummation of the transactions contemplated herein by Sellers, and the performance of the covenants and agreements of Sellers will not, with or without the giving of notice or the lapse of time, or both, (a) violate, conflict with, or result in a breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, instrument, trust document, or other agreement, document, or instrument to which Sellers are a party or by which Sellers or any of Sellers' properties may be bound, or (b) violate any provision of law, statute, rule, regulation, court order, judgment, decree, or ruling of any governmental authority to which Sellers are a party or by which Sellers or Sellers' properties may be bound.

     3.03     OWNERSHIP  OF  COMPANY  SHARES.  Sellers  own,  of  record  and
              -------------------------------
beneficially, good and valid title to the Company Shares in the amounts set forth next to each Seller's name on SCHEDULE 3.03, and, except as set forth on
                                      -------------
SCHEDULE  3.03,  such  Company  Shares  (a)  are validly issued, fully paid, and
--------------
nonassessable, (b) are free and clear of any liens, restrictions, claims, equities, charges, options, rights of first refusal, or encumbrances, with no defects of title whatsoever, and (c) constitute all of the issued and outstanding shares of the capital stock of Company. Other than the Company Shares, Sellers own no shares of capital stock of Company or any other equity security of Company or any Subsidiary (as defined in Section 4,01(b) hereof) and no right of any kind to have any such equity security issued. Upon the Closing, Parent shall have obtained good and valid title to the Company Shares, free and clear of any Hens, restrictions, claims, equities, options, charges, rights of first refusal, encumbrances, or other restrictions, and with no defects of title whatsoever. Sellers have full and exclusive power, right, and authority to vote the Company Shares. Sellers are not a party to or bound by any agreement affecting or relating to their right to transfer or vote the Company Shares.

     3.04     ABSENCE  OF OTHER CLAIMS. No prior offer, issue, redemption, call,
              -------------------------
purchase, sale, merger, transfer, or involvement in any transfer, negotiation, or other transaction of any nature or kind with respect to any capital stock (including shares, offers, options, warrants, or debt convertible into shares, options, or warrants) of Sellers, Company, or any Subsidiary, parent company, or related company (collectively, the "Related Companies"), or any corporation
                                        ------------------
which has been merged into any of the Related Companies, has given or may give rise to (a) any valid claim or action by any person (including, without limitation, any former or present holder of any of the Company Shares or any other capital stock of any of the Related Companies) which is enforceable against Company or any Subsidiary, or Parent, or (b) any valid interest in Company or any Subsidiary, and no fact or circumstance exists which could give rise to any such right, claim, action, or interest on behalf of any person.

     3.05     INVESTMENT  REPRESENTATIONS.
              ----------------------------

          (a) Each Seller has sufficient knowledge and experience in financial and business matters to be able to evaluate the risks and merits of the investment represented by the issuance of the Parent Common Stock pursuant to
Section  2.01  (the  "Issued  Securities").
                      ------------------

          (b) Each Seller is aware that the business of Parent involves significant and material economic variables and risks that could adversely affect such Seller's investment in the Issued Securities.

          (c) Each Seller is able to bear the economic risks of an investment in the Issued Securities, including the risk of losing all of such investment, and no Seller has any need for liquidity with respect to such investment.

          (d) Each Seller acknowledges that no prospectus, offering circular, or other offering statement containing information with respect to the Issued Securities was delivered in connection with Sellers' investment. Each Seller has made her or his own inquiry and analysis with respect to Parent and Parent's business, and further represents that such Seller has had access, for a reasonable time prior to the issuance of the Issued Securities, to information concerning Parent and has had the opportunity to ask questions of, and receive answers from, officers of Parent concerning an investment in the Issued Securities and the business, management, and financial affairs of Parent, and to obtain additional information (to the extent Parent possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Seller or to which such Seller had access.

          (e) The Issued Securities were not offered to Sellers by means of publicly disseminated advertisements or sales literature, or as part of a general solicitation, nor is any Seller aware of any offers made to other persons by such means,

          (f) Each Seller acknowledges that he or she either has been supplied with or has had access to information to which a reasonable investor would attach significance in making investment decisions. In determining to proceed with this investment, each Seller has relied solely upon the results of her or his own independent investigation with respect to the Issued Securities.

          (g)     Each Seller is an "accredited investor" as defined in Rule 501
(a) of Regulation D, promulgated under the Securities Act, which requires individual investors to either (i) have had individual income (exclusive of any income attributable to a spouse) of more than $200,000, or joint individual income with a spouse of more than $300,000, in each of the two most recent years, and a reasonable expectation of reaching that level of income in the current year, or (ii) have an individual net worth (or combined net worth with a spouse) in excess OF $1,000,000.

          (h) Each Seller is acquiring the Issued Securities for such Seller's own account and not with a view to, or for sale in connection with, any distribution thereof. No other person or entity will have any interest, beneficial or otherwise, in the Issued Securities that each Seller is acquiring hereunder. No Seller is obligated to transfer the Issued Securities or any portion thereof to any other person or entity, nor does any Seller have any agreement or understanding to do so.

          (i) Each Seller acknowledges and agrees that such Seller may not, directly or indirectly, sell, assign, pledge, give, subject to lien or security interest or otherwise dispose of or encumber (collectively, "Transfer") all or any part of the Issued Securities except in a manner consistent and in compliance with applicable securities laws. Each Seller understands that the Parent may, as a condition of any such Transfer, require that such Seller deliver an opinion of counsel reasonably acceptable to the Parent to the effect that neither the sale nor the proposed Transfer will result in any violation of applicable state securities laws, the Securities Act or the securities law of any other jurisdiction.

          (j) The information about Parent that has been disclosed to Sellers in connection with the acquisition of the Issued Securities is deemed to be "Confidential Information" of Parent, and each Seller represents, warrants,
    ------------------------
and hereby agrees that, unless Parent has consented in writing to the contrary, such Seller shall not disclose such Confidential Information to others or use any part of such Confidential Information that has been disclosed to such Seller, except any part thereof (i) which may be in the public domain other than through improper disclosure by such Seller, (ii) which may be independently disclosed to such Seller by any third party not itself in a confidential relationship with Parent, (iii) which may already be in such Seller's possession (other than through disclosure by Parent or by any third party that is in a confidential relationship with Parent), or (iv) which such Seller may be required to disclose by order of a court or administrative agency having competent jurisdiction; provided, however, that this paragraph shall be terminated and be of no force or effect with respect to any such Confidential Information becoming a part of the public domain through action, directly or indirectly, by anyone other than such Seller.

          (k) The agreements, representations, and warranties made herein extend to and apply to all portions of the Issued Securities. The acceptance by each Seller of the Issued Securities shall constitute such Seller's confirmation that all agreements and representations made in this Section 3.05 are true and correct at such time.

                                   ARTICLE IV
                                   ----------

                REPRESENTATIONS AND WARRANTIES OF CERTAIN SELLERS
                -------------------------------------------------
                          AND COMPANY REGARDING COMPANY
                          -----------------------------

     Each Seller (other than James E. Clark, Jr.) and the Company hereby, jointly and severally, represents and warrants to Parent and Merger Sub as follows (for purposes of the following representations and warranties, the defined term Company shall be deemed to include any Subsidiary of the Company and any matters set forth on any Schedule relating to any Subsidiary shall specifically refer to such Subsidiary):

     4.01     ORGANIZATION  AND  AUTHORIZATION.
              ---------------------------------

          (a) Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has all requisite power and authority, corporate or otherwise, to carry on and conduct its Business as it is now being conducted and to own or lease its properties and assets. Company is duly qualified and in good standing in the jurisdictions set forth on SCHEDULE 4.01(A). Company is duly qualified and in good standing in
           ------------------
every state of the United States in which the conduct of the Business of Company or the ownership of its properties and assets requires it to be so qualified.

          (b)     SCHEDULE  4.01(b)  sets  forth  every  entity in which Company
                  -----------------
owns, or will own prior to the Closing, fifty (50%) percent or more of the outstanding equity, directly or indirectly (each a "Subsidiary" and collectively
                                                    ----------
the  "Subsidiaries"),  and  the  equity interest in such entity that is owned by
      ------------
Company.  Except as noted on SCHEDULE 4.01(b), all outstanding shares of capital
                             ----------------
stock  of  the  Subsidiaries  (the  "Subsidiary  Shares")  are owned by Company,
                                     ------------------
directly or indirectly, free and clear of all liens, restrictions, claims, equities, charges, options, rights of first refusal, or encumbrances, with no defects of title whatsoever. Company has full power, right, and authority to vote all of the outstanding shares of capital stock of each Subsidiary, Company is not a party to or bound by any agreement affecting or relating to its right to transfer or vote the outstanding shares of capital stock of any Subsidiary.

          (c)     Except  for the Subsidiary Shares and as disclosed on SCHEDULE
                                                                        --------
4.01(c),  Company does not own any capital stock or other securities or have any
-------
other  investment  in  any  person  or  other  entity.

          (d) The current officers, directors, and shareholders of Company are listed on SCHEDULE 4.01(d).
                 -----------------

          (e) The copies of the charter documents and bylaws of Company that have previously been delivered to Parent are the complete, true, and correct charter documents and bylaws of Company in effect as of the date hereof. The minutes of directors' and shareholders' meetings and the stock books of Company that have been delivered previously to Parent are the complete, true, and correct records of directors' and shareholders' meetings and stock issuances through and including the date hereof, and reflect all transactions and other matters required to be reflected in such records, as well as such other matters customarily contained in records of such type.

          (f) Company has the right, power, and capacity to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement by Company, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This Agreement has been duly and validly executed and delivered by Company and constitutes Company's legal, valid, and binding obligation, enforceable in accordance with its terms.

          (g) The Board of Directors of Company has unanimously approved this Agreement and the transactions contemplated hereby.

     4.02     AUTHORIZED  AND OUTSTANDING STOCK. The authorized capital stock of
              ----------------------------------
Company and the number of issued and outstanding shares thereof are set forth on
SCHEDULE  4.02.  All  of  such issued and outstanding shares of capital stock of
--------------
Company are validly issued, fully paid, and nonassessable. All issuances, transfers, or purchases of the capital stock of Company have been in compliance with all applicable agreements and all applicable laws, including federal and state securities laws, and all taxes thereon have been paid. There are no shares of capital stock held in the treasury of Company.

     4.03     ABSENCE  OF  OTHER  CLAIMS.  Except as set forth on SCHEDULE 4.03,
              ---------------------------                         --------------
there are not outstanding, nor is Company bound by, any subscriptions, options, preemptive rights, warrants, calls, commitments, agreements, or rights of any character requiring Company to issue, or entitling any person or entity to acquire, any additional shares of capital stock or any other equity security of Company, including any right of conversion or exchange under any outstanding security or other instrument. Company is not obligated to issue or transfer any shares of its capital stock for any purpose. There are no outstanding obligations of Company to repurchase, redeem, or otherwise acquire any outstanding shares of the capital stock of Company.

     4.04     NO CONFLICT.  The  execution  and  delivery  of  this Agreement by
              ------------
Company, the consummation of the transactions contemplated herein by Company, and the performance of the covenants and agreements of Company, subject to fulfillment of the conditions set forth in Section 9.04 hereof, will not, with or without the giving of notice or the lapse of time, or both: (a) violate or conflict with any of the provisions of any charter document or bylaw of Company;
(b) except as set forth on SCHEDULE 4.04, violate, conflict with, or result in a
                           --------------
breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, instrument, trust document, will, or other agreement, document, or instrument to which Company is a party or by which Company or its properties may be bound; (c) violate any provision of law, statute, regulation, court order, or ruling of any governmental authority to which Company is a party or by which Company or its properties may be bound; or (d) result in the creation or imposition of any lien, claim, charge, restriction, security interest, or encumbrance of any kind whatsoever upon any asset of Company.

     4.05     REQUIRED  CONSENTS  AND APPROVALS. Except as set forth on SCHEDULE
              ----------------------------------                        --------
4.05,  no  consent  or approval is required by virtue of the execution hereof by
-----
Company or the consummation of any of the transactions contemplated herein by Company to avoid the violation or breach of, or the default under, or the creation of a Hen on assets of Company pursuant to the terms of, any regulation, order, decree, or award of any court or governmental agency, or any lease, agreement, contract, mortgage, note, license, or other instrument to which Company is a party or to which Company, Company's property or assets, or the Company Shares are subject.

     4.06     NO VIOLATION OF LAW. Company is not, has not been, and will not be
              --------------------
(by virtue of any past or present action, omission to act, contract to which it is a party, occurrence, or state of facts whatsoever) in violation of any applicable local, state, or federal law, ordinance, regulation, order, injunction, decree, or other requirement of any governmental body, agency, authority, or court binding on it, or relating to its property, Business, advertising, sales, or pricing practices (including, without limitation, any antitrust laws and regulations). Company will not hereafter suffer or incur any loss, liability, penalty, or expense (including, without limitation, attorneys' fees) by virtue of any such violation. Specifically, and without limitation, Company and the Business are in material compliance with all local, state, and federal requirements pertaining to: (a) tower siting; (b) the construction, marking, painting, and lighting of antenna structures in accordance with Section 303(q) of the Communications Act of 1934, as amended, 47 C.F.R. Part 17, and other governmental laws pertaining to air navigation safety; (c) tower fencing, signage, posting, and security requirements; (d) Section 106 of the National
Historic Preservation Act; (e) procedures implementing the National Environmental Policy Act of 1969, including those set forth in 47 C.F.R. Subpart I; (f) radio frequency (rf) radiation exposure limits as set forth in 47 C.F.R. Sec. 1.1310; and (g) compliance with regulations governing facilities that may affect property listed in the National Register of Historic Places pursuant to 16 U.S.C. Sec. 470w(5) and 36 C.F.R. Part 60, including the procedures set forth in the rules of the Advisory Council on Historic Preservation, 36 C.F.R. Part 800, as supplemented by the Nationwide Programmatic Agreement for Collocation of Wireless Antennas (47 C.F.R. Part 1, Appendix B), the Nationwide Programmatic Agreement Regarding the Section 106 National Historic Preservation Act Review Process (47 C.F.R. Part 1, Appendix C), and the Interagency Cooperation-Endangered Species Act of 1973, as amended, 50 C.F.R. Part 402.

     4.7     FINANCIAL  STATEMENTS.  SCHEDULE  4.07 contains the audited balance
             ---------------------   --------------
sheets of Company as of the most recent year and the two prior years, if available, and the related audited statements of income, retained earnings, and cash flows for the years then ended, along with the related notes thereto, as well as the unaudited balance sheet of Company as OF MARCH 31, 2006 and the related unaudited statements of income, retained earnings, and cash flows, or in each instance equivalent statements as commonly prepared, for the 24-month period then ended (the "Audited Financial Statements" and the "Interim Financial
                        ----------------------------           -----------------
Statements,"  respectively,  and  collectively  the "Financial Statements"). The
-----------                                          --------------------
Audited Financial Statements are true, correct, and complete and present fairly the financial position of Company as of the dates thereof, and the related results of Company's operations for the years then ended. The Interim Financial Statements are true, correct, and complete and present fairly the financial position of Company as of the date thereof, and the related results of Company's operations for the periods then ended, The Audited Financial Statements have been prepared in accordance with GAAP, and the Interim Financial Statements have been prepared in accordance with modified GAAP (accrual basis financial statements with depreciation recorded on a tax basis), except for the absence of footnotes and customary year-end adjustments (which will not be material in amount), on a basis consistent with prior periods. All adjustments, consisting of normal, material, recurring accruals necessary for a fair presentation, have been made in the Interim Financial Statements. The audited balance sheet as of DECEMBER 31, 2005, (the "Audited Balance Sheet Date") included in the Audited
                            --------------------------
Financial  Statements  is referred to herein as the "Audited Balance Sheet." and
                                                     ---------------------
the  unaudited  balance  sheet  as of MARCH 31, 2006 (the "Interim Balance Sheet
                                                           ---------------------
Date") included in the Interim Financial Statements is referred to herein as the
----
"Interim  Balance  Sheet."
 -----------------------

     4.8     NO  UNDISCLOSED LIABILITIES. There are no liabilities of Company of
             ---------------------------
any kind whatsoever, whether accrued, contingent, absolute, or otherwise, except for:

          (a) Liabilities and obligations fully reflected or provided for in the Interim Balance Sheet;

          (b) Liabilities and obligations incurred in the Ordinary Course of Business since the Interim Balance Sheet Date and of a type reflected on the Interim Balance Sheet, which individually or in the aggregate are not in excess of $50,000; and

          (c)     Liabilities and obligations under contracts or commitments not
(i) attributable to any failure by Company to comply with the terms thereof or any express or implied warranty, or (ii) entered into in violation of this Agreement or arising out of any such breach by Company.

     4.09     REAL  PROPERTY.
              ---------------

          (a)     SCHEDULE  4.09(A)  sets forth a complete and accurate list and
                  -----------------
description of all the real property that Company owns or leases, has agreed (or has an option) to purchase, sell, or lease, or may be obligated to purchase, sell, or lease (the "Real Property"). With respect to each parcel of Real
                         --------------
Property  required  to  be listed and described on SCHEDULE 4.09(a), Company has
                                                   ----------------
made available to Parent true, correct, and complete copies of the deed evidencing Company's ownership of such parcel, each mortgage or other encumbrance thereon reflected in a written instrument, each instrument (if any) evidencing a grant by or to Company of an option to purchase or lease such parcel, each lease and leasehold mortgage (if any) with respect to such parcel, and any title policies or commitments and surveys with respect to such parcel.

          (b)     Subject  to  Section  4.09(c) hereof, Company (i) has good and marketable fee-simple title to all the Real Property, and (ii) except for Permitted Liens (as hereinafter defined), owns such Real Property free and clear of all title defects or objections, liens, restrictions, claims, charges, security interests, easements, or other encumbrances of any nature whatsoever, including any mortgages, leases, chattel mortgages, conditional sales contracts, collateral security arrangements, and other title or interest retention arrangements. "Permitted Liens" shall mean (A) the security interests,
                ----------------
easements,  or  other  encumbrances described on SCHEDULE 4.09(b), and (B) liens
                                                 ----------------
for  taxes  not  yet  due  and  payable.

          (c)     Except  for  Permitted  Liens  and  other matters set forth on
SCHEDULE  4.09(c), no Real Property is subject to (i) any governmental decree or
------------------
order (or threatened or proposed order known to Company) to be sold or taken by public authority, or (ii) any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature whatsoever, not of record.

     4.10     PERSONAL  PROPERTY.
              ------------------

          (a)     SCHEDULE  4.10(a)  sets forth a complete and accurate list and
                  -----------------
description of all the personal property that Company owns or leases, has agreed (or has an option) to purchase, sell, or lease, or may be obligated to purchase, sell, or lease, the net book value of which, as properly reflected in the books and records of Company, on an individual, item-by-item basis, exceeds $1,000.

          (b) Company (i) has good and valid title to all the personal and mixed, tangible, and intangible properties and assets which it purports to own or which it uses in the conduct of its Business, including, without limitation, the Intellectual Property, software and licensed software (as defined in Section 4.12), and all the personal properties and assets reflected, but not shown as leased or encumbered, on the Audited Balance Sheet and the Interim Balance Sheet (except for inventory and assets sold in the Ordinary Course of Business and supplies consumed in the Ordinary Course of Business), and (ii) except for Permitted Liens, owns such personal property free and clear of all title defects or objections, liens, restrictions, claims, charges, security interests, easements, or other encumbrances of any nature whatsoever, including any mortgages, leases, chattel mortgages, conditional sales contracts, collateral, security arrangements, and other title or interest retention arrangements. Ail properties and assets of Company are in the possession of Company. SCHEDULE
                                                                        --------
4.10(b)  sets  forth  a  general  description  and  the location of any personal
-------
property  (including  all  improvements  on  any  Real

Property) and leasehold improvements that are not located at the principal location of the Business,

          (c) The towers, structures, and equipment owned or leased by Company are structurally sound with no known material defects, are in good and safe operating condition and repair, and are adequate for the uses to which they are being put,

          (d) The rights, properties, and other assets presently owned, leased, or licensed by Company and described in SCHEDULE 4.09(a), SCHEDULE
                                                      ----------------  --------
4.10(a),  and  SCHEDULE 4.12(b) include all rights, properties, and other assets
-------        ----------------
necessary to permit Company to conduct the Business in the same manner as the Business has been conducted since the Interim Balance Sheet Date, without any need for replacement, refurbishment, or extraordinary repair.

          (e)     SCHEDULE  4.10(e) contains a complete and accurate list of all
                  -----------------
leases (including any capital leases) and lease-purchase arrangements (other than Real Property leases) pursuant to which Company leases personal property from others and which (i) require Company to pay, for rent and any obligatory improvements, more than $10,000 in any single year or $15,000 during the entire term of such lease or lease-purchase arrangement (including any renewal term that Company may not avoid by refusing to renew in its sole discretion), or (ii) provide for a purchase option for a price of more than $5,000. SCHEDULE 4.10(e)
                                                                ----------------
specifies which of such leases, if any, are capital leases. All leases that are required to be capitalized by GAAP have been so accounted for in the Financial Statements. Company has made available to Parent a true, correct, and complete copy of each of the items required to be listed on SCHEDULE 4.10(e).
                                                              ----------------

     4.11     INDEBTEDNESS.  SCHEDULE  4.11  sets  forth a complete and accurate
              ------------   --------------
list and description of all instruments or other documents relating to any direct or indirect indebtedness for borrowed money of Company, as well as indebtedness by way of lease-purchase arrangements, guarantees, undertakings on which others rely in extending credit, and all conditional sales contracts, chattel mortgages, and other security arrangements with respect to personal property used or owned by Company (other than those set forth on SCHEDULE
                                                                        --------
4.10(e)).  Company  has  made  available to Parent a true, correct, and complete
--------
copy  of  each  of  the  items  required  to  be  listed  on  SCHEDULE  4.11.
                                                              --------------

     4.12     INTELLECTUAL  PROPERTY.
              -----------------------

          (a)     Definition.  For  purposes  of  this  Agreement,  the  term
                  -----------
"Intellectual  Property"  shall  mean  all  patents,  patent  rights,  patent
 ----------------------
applications, registered trademarks and service marks, trademark rights, trademark applications, service mark rights, service mark applications, trade names, registered copyrights, copyright rights, and domain names, and all intellectual, industrial software, or proprietary rights and trade secrets, technology, and know-how, owned or used by Company, which are related to or used in connection with the Business of Company, in each case together with any amendments, modifications, and supplements thereto, and in each case all goodwill associated therewith in connection with the Business in which any such intellectual property is used.

          (b)     Identification of Intellectual Property.  SCHEDULE 4.12(b)
                  ---------------------------------------   ----------------
sets forth a complete and accurate list and full description of all Intellectual Property. With respect to any registrations of the Intellectual Property,
SCHEDULE  4.12(b)  also  sets  forth,  as  to each such item of the Intellectual
-----------------
Property, the (i) relevant application or registration number, (ii) relevant filing, registration, issue, or application date, (iii) record owner, (iv) country, (v) title or description, and (vi) remaining life thereof. In addition,
SCHEDULE  4.12(b)  identifies  whether each item of the Intellectual Property is
-----------------
owned by Company or is possessed and used by Company under any license, contract, agreement, or other commitment and, if under any such commitment, the identity of the parties thereto, the term thereof, and all amounts payable thereunder, together with the payment terms therefor.

          (c)     Ownership  and  Protection.  With  respect  to  each  item  of
                  ---------------------------
Intellectual Property identified as being owned by Company, Company owns all right, title, and interest in and to such Intellectual Property and has not encumbered  or  impaired  any  rights  in  same.  Except  as  set  forth  in
SCHEDULE 4.12(c),  Company has obtained an enforceable written assignment of all
---------------
right, title, and interest in and to each item of the Intellectual Property owned by Company from each person or entity participating in the discovery, development, or creation of such item of Intellectual Property and has provided to Parent true and correct copies of each such assignment. Except as otherwise provided in SCHEDULE 4.12(c), Company has no obligation to compensate, or to
              ----------------
obtain the consent of, any third party for the use of any item of the Intellectual Property, All employees, independent contractors, or other persons who have had access to or participated in the development of any of the Intellectual Property owned by Company have signed appropriate confidentiality and nondisclosure agreements and, in the case of independent contractors, appropriate work-for-hire agreements and assignments, sufficient to protect Company's ownership rights in the Intellectual Property and to prohibit the unauthorized use or disclosure of same. All registrations and applications to register the Intellectual Property in each of the countries in which any of the same is registered are valid and subsisting in all respects and have been properly maintained. No party has any claim to any moral rights with respect to the Intellectual Property owned by Company.

          (d)     Litigation  and  Claims.  Except  as  disclosed  on  SCHEDULE
                  ------------------------                             --------
4.12(d),  there  is  no  pending,  or,  to the knowledge of Company and Sellers,
-------
threatened suit, action, claim, arbitration, grievance, litigation, or administrative, legal, or other proceeding or investigation against Company or its licensors contesting the validity of, or Company's right to use, any of the Intellectual Property,

          (e)     Licenses.  Company  has not granted any license or other right
                  ---------
to use, in any manner, any item of Intellectual Property, whether or not requiring the payment of royalties, and no third party has any right to use any of the Intellectual Property owned by Company. Company has not licensed, leased, sold, or otherwise transferred or disclosed the source code for any of the Intellectual Property to any person or entity other than to Company's employees and independent contractors pursuant to an agreement with such employees and independent contractors protecting the intellectual property rights therein and the nondisclosure thereof.

          (f)     Protection.  Company has reasonably protected the Intellectual
                  -----------
Property as the proprietary property and trade secrets of Company. There has not been any default under any confidentiality agreement regarding the use and disclosure of the Intellectual Property.

          (g)     Infringement.
                  ------------

               (i)     To  Company's  and  Sellers' knowledge, no third party is
(A) infringing upon all or any portion of the Intellectual Property, or (B) using all or any portion of the Intellectual Property in derogation of any rights acquired by Parent under this Agreement.

               (ii) There is no interference action or other litigation pending or, to Company's or Sellers' knowledge, threatened before any Governmental Entity (including, without limitation, the United States Patent and Trademark Office or corresponding governmental entities in foreign jurisdictions) in regard to any of the Intellectual Property. For purposes of this Agreement, "Governmental Entity" means (A) any nation, state, commonwealth,
                 -------------------
county, city, town, village, district, or other jurisdiction of any nature, (B) any federal, state, local, municipal, foreign, or other government, (C) any federal, state, local, or foreign governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, or tribunal), (D) any multinational or supranational organization or body, (E) any body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power, including any court or arbitrator, (F) any self-regulatory organization, or (G) any official of any of the foregoing.

               (iii) None of the Intellectual Property infringes any copyright, trademark, patent, trade secret, or other right of any third party. Company has not received notice of infringement upon, misappropriation of, or conflict with any asserted right of any third party.

               (iv) The inception, development, and reduction to practice of the Intellectual Property have not constituted or involved, and do not constitute or involve, the misappropriation of trade secrets or other rights of any other person or entity (including, without limitation, any Governmental Entity).

     4.13     LITIGATION.  SCHEDULE  4.13 (a) sets forth all litigation, claims,
              -----------  --------------
suits, actions, investigations, indictments, informations, proceedings, arbitrations, grievances, or other procedures (including grand jury investigations, actions, or proceedings, and product liability and workers' compensation suits, actions, or proceedings) pending or, to the knowledge of Company or Sellers, threatened, before any court, commission, arbitration tribunal, or judicial, governmental, or administrative department, body, agency, administrator, official, grand jury, or other forum for the resolution of grievances, against Company or involving any of Company's property or Business, and (b) indicates which of such matters are being defended by an insurance carrier and which of the matters being so defended are being defended under a reservation of rights. Further, except as set forth on SCHEDULE 4.13, there are
                                                        -------------
no judgments, orders, writs, injunctions, decrees, indictments, informations, grand jury subpoenas, civil investigative demands, plea agreements, stipulations, or awards (whether rendered by a court, commission, arbitration tribunal, judicial, governmental, or administrative department, body, agency, administrator, or official, grand jury, or other forum for the resolution of grievances) against or relating to Company or involving any of Company's property or Business. To Company's knowledge, there is no claim by any person or any governmental or administrative authority that the operations of Company or tenants of Company with respect to the Business are causing harmful interference or otherwise are disrupting the operations of any authorized user of the radio spectrum. Company has made available to Parent true, correct, and complete copies of pleadings, briefs, and other documents filed in each pending litigation, claim, suit, action, investigation, indictment, information, proceeding, arbitration, grievance, or other procedure required to be listed on SCHEDULE 4.13, and the judgments, orders, writs,
                              --------------
injunctions, decrees, indictments, informations, grand jury subpoenas, civil investigative demands, plea agreements, stipulations, and awards required to be listed on said Schedule.

     4.14     EMPLOYEES  AND  INDEPENDENT  CONTRACTORS.
              ----------------------------------------

          (A)     SCHEDULE 4.14(a) sets forth the names and current compensation
                  ----------------
(specifying salary, fees, bonuses, and commissions, as applicable) of all employees and independent contractors of Company, together with the date and amount of the last increase in compensation for each such person. The employment of each of Company's employees and independent contractors is terminable at will. Company has provided Parent with accurate and complete copies of all employee manuals and handbooks, disclosure materials, policy statements, independent contractor agreements, and other materials relating to the employment of the current and former employees and independent contractors of Company. To the knowledge of Company and Sellers, no employee or independent contractor of Company or any affiliate (i) intends to terminate her or his employment relationship with Company as a result of the transactions contemplated herein or otherwise, (ii) is considering or has received an offer to establish or to join a business that may be competitive with Company's Business, or (iii) is a party to or is bound by any confidentiality agreement, noncompetition agreement, or other contract (with any person) that may have an adverse effect on (A) the performance by such employee of any of her or his duties or responsibilities to Company, or (B) Company's Business or operations.

          (b) Company has conducted a thorough review of its employment-related records and has verified that each Foreign National employee of Company is authorized to be present and employed in the United States. In addition, except as disclosed on SCHEDULE 4.14(B), Company is in full compliance
                                 ----------------
with all applicable laws, regulations, judgments, and other requirements relating to the regulation of Foreign Nationals in the United States, including, without limitation, those items relating to the employment and compensation of Foreign Nationals in the United States. Moreover, there are no unresolved past, pending, or threatened administrative, regulatory, or judicial actions, proceedings, investigations, obligations, liabilities, losses, decrees, judgments, penalties, fines, fees, demands, demand letters, orders, directives, claims, or notices of noncompliance or violation relating in any way to Company or Company's operations in connection with Company's employment of Foreign Nationals. As used herein, the term "Foreign National" means a person who is not
                                     ----------------
a  citizen  of  the  United  States  of  America.

          (c) All persons who have at any time been classified as consultants, independent contractors, or service providers, other than employees of Company, including those consultants designated as "senior consultants" (collectively, the "Independent Contractors") have been properly so classified
                      -----------------------
and excluded from classification as employees in accordance with all applicable laws, including the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code, and in accordance with the terms of each Employee
  -----
Benefit Plan. Company has complied with all applicable laws with respect to employment, taxes, and tax reports associated with the Independent Contractors. None of the current or former Independent

Contractors of Company could be reclassified as an employee of Company. No Independent Contractor is eligible to participate in or to receive benefits under any Employee Benefit Plan (within the meaning of the Section 4.15 of this Agreement),

     4.15     EMPLOYEE  BENEFITS.
              -------------------

          (a)     All  Employee  Benefit  Plans  and  Arrangements.
                  -------------------------------------------------

               (i)     List  and  Description  of  Plans  and  Arrangements.
                       ----------------------------------------------------
SCHEDULE 4.15(a)(i)  sets  forth a complete and accurate list and description of
-------------------
all agreements, arrangements, commitments, policies, or understandings of any kind (whether written or oral) (A) which relate to employee benefits, (B) which pertain to any foreign or domestic present or former employees, retirees, officers, directors, consultants, or independent contractors (or their beneficiaries, dependents, or spouses) of Company or its predecessors in interest (whether or not incorporated), and (C) which are currently or expected to be adopted, maintained by, sponsored by, or contributed to by Company, any of Company's predecessors in interest, or any employer which, under Section 414 of the Code or Section 4001(a)(14) or (b) of ERISA, would constitute a single employer with Company (a "Company Affiliate") or as to which Company, any of
                              -----------------
Company's predecessors in interest, or any Company Affiliate has any ongoing liability or obligation whatsoever or could incur liability (collectively, "Employee Benefit Plans"), including, but not limited to, all: (1) employee
 ------------------------
benefit  plans  as defined in Section 3(3) of ERISA, with specific disclosure of
                                              -----
any plan that has ever involved, or could reasonably be expected to involve, such liability under Title IV of ERISA or Section 412 of the Code; (2) other deferred compensation, early retirement, incentive, profit-sharing, thrift, stock ownership, stock appreciation rights, bonus, stock option, stock purchase, welfare or vacation, or other nonqualified benefit plans or arrangements; and
(3) trusts, group annuity contracts, insurance policies, or other funding media for the plans and arrangements described hereinabove.

               (ii)     Compliance  With ERISA and the Code. Except as set forth
                        ------------------------------------
on  SCHEDULE 4.15(a)(ii), Company, its predecessors in interest, and all Company
    ---------------------
Affiliates have complied with all of their respective obligations with respect to all Employee Benefit Plans (including, but not limited to, (A) filing or distributing all reports or notices required by ERISA or the Code, and (B) complying with all requirements of Part 6 of ERISA and Code Section 4980B) and have maintained the Employee Benefit Plans in compliance with all applicable laws and regulations (including, but not limited to, ERISA and the Code), No party in interest or disqualified person (as defined in Section 3(14) of ERISA and Section 4975 of the Code) has engaged in a transaction with respect to any Employee Benefit Plan which could subject Company or any Company Affiliate, directly or indirectly, to a material tax, penalty, or other material liability for prohibited transactions under ERISA or Section 4975 of the Code. No fiduciary of any Employee Benefit Plan has breached in any material respect, any of the responsibilities or obligations imposed upon fiduciaries under Title I of ERISA. All Employee Benefit Plans have been established and maintained substantially in accordance with their terms and have been operated in compliance in all material respects with all applicable legal requirements, and may by their terms be amended and/or terminated at any time without the consent of any other person, subject to applicable legal requirements and the terms of each Employee Benefit Plan. Company and each Company Affiliate have performed all material obligations required to be performed by them under, and not in any material respect in default under or in violation of, any Employee Benefit Plan, and Company and each Company Affiliate have no knowledge of any default or violation by any other person with respect to any Employee Benefit Plan. Each Employee Benefit Plan which is intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination letter from the Internal Revenue Service as to such plan's qualified status under Section 401(a) of the Code (or comparable letter, such as an opinion or notification letter as to the form of plan adopted by Company or Company Affiliate), and, to Company's knowledge, nothing has occurred since the issuance of such letter which may reasonably be expected to impair such favorable determination or otherwise impair the qualified status of such plan. All contributions required to be made with respect to any Employee Benefit Plan pursuant to Section 412 of the Code, or the terms of the Employee Benefit Plan or any collective bargaining agreement, have been made on or before their due dates (including any extensions thereof). No amendment to any Employee Benefit Plan or related trust has been adopted since receipt of the most recent determination letter issued with respect to the Employee Benefit Plan or related trust which would cause disqualification of the Employee Benefit Plan or related trust Neither Company nor any Company Affiliate sponsors, maintains, or has direct or indirect liability under any "multiple employer welfare associate" ("MEWA") within the meaning of Section 3(40) of ERISA, or any plan of the type
  ----
described in Sections 4063 and 4064 of ERISA or in Section 413 of the Code (and the regulations promulgated thereunder).

               (iii)     Copies  of  Documents  Provided  to Parent. Company has
                         -------------------------------------------
made available to Parent true, correct, and complete copies of all documents relating to the Employee Benefit Plans that Parent has requested, including, but not limited to: (A) each such written Employee Benefit Plan, including all amendments thereto and all related trust instruments, and other agreements adopted or entered into in connection with each of the Employee Benefit Plans;
(B) all insurance and annuity contracts related to any Employee Benefit Plan and policies pertaining to liability insurance covering the fiduciaries for each Employee Benefit Plan; (C) summary plan descriptions, summaries of material modifications, registration statements (including all attachments), prospectuses and communications distributed to plan participants, and the notices and election forms used to notify employees and their dependents of their continuation coverage rights under Company's group health plans (under Code
Section 4980B(f) and ERISA Section 606), if applicable; and (D) the three most recently available Form 5500 annual reports, with accompanying schedules and attachments, filed with respect to each Employee Benefit Plan required to make such a filing, the most recent actuarial valuation for each Employee Benefit Plan subject to Title IV of ERISA, the latest reports which have been filed with the United States Department of Labor with respect to each Employee Benefit Plan required to make such a filing, the most recent favorable determination letters issued for each Employee Benefit Plan and related trust which is intended to be qualified under Section 401(a) of the Code (and, if an application for such determination is pending, a copy of the application for such determination), financial and other information regarding current and projected liabilities with respect to each Employee Benefit Plan for which the filings described in this subsection (D) are not required under ERISA, and all correspondence between the Internal Revenue Service and/or the Department of Labor and Company. Since the date such documents were supplied to Parent, no plan amendments have been adopted, no changes to the documents have been made, and no such amendments or changes shall be adopted or made prior to the Closing Date.

               (iv)     Agreements  To  Create,  Continue,  or  Terminate Plans.
                        --------------------------------------------------------
Neither the Company, its predecessors in interest nor any Company Affiliate has any agreement, arrangement, commitment or understanding, whether legally binding or not, to create any additional Employee Benefit Plan or to continue, modify, change in any material respect, or terminate any existing Employee Benefit Plan.

               (v)     Agency  Review,  Taxes,  and Fiduciary Liability. None of
                       -------------------------------------------------
the Employee Benefit Plans is currently under investigation, audit, or review by the Department of Labor, the Internal Revenue Service, or any other federal or state agency or is liable for any federal, state, local, or foreign taxes. There is no transaction in connection with which Company, any Company Affiliate, or any fiduciary of any of the Employee Benefit Plans could be subject to either a civil penalty assessed pursuant to ERISA Section 502, a tax imposed by Code
Section 4975, or liability for a breach of fiduciary responsibility under ERISA.

               (vi)     Claims Against Plans and Fiduciaries. Other than routine
                        -------------------------------------
claims for benefits payable to participants or beneficiaries in accordance with the terms of the Employee Benefit Plans, there are no claims, pending or threatened, by any participant or beneficiary against any of the Employee Benefit Plans or any fiduciary of any of the Employee Benefit Plan.

               (vii)     Insurance  Reserves.  The  levels of insurance reserves
                         --------------------
and accrued liabilities with regard to all Employee Benefit Plans (to which such reserves or liabilities do or should apply) are set forth on SCHEDULE
                                                                        --------
4.15(a)(vii),  and  such levels are reasonable and sufficient to provide for all
------------
incurred but unreported claims and any retroactive or prospective premium adjustments.

               (viii)     Retiree Welfare Benefits. Company, its predecessors in
                          -------------------------
interest, and Company Affiliates have not maintained an Employee Benefit Plan providing group health, dental, vision, life insurance, or other welfare benefits to employees following retirement or other separation from service (other than continuation coverage to the extent required by law, whether pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 or otherwise).

          (b)     Defined  Benefit  Plan  Matters.
                  --------------------------------

               (i)     List  of  Defined  Benefit  Plans.  SCHEDULE 4.15(b)(i)
                       ---------------------------------   -------------------
identifies by name all of the Employee Benefit Plans that are pension plans within the meaning of ERISA Section 3(2) which are subject to Title IV of ERISA (the "Defined Benefit Plans"), and specifically identifies each of such Defined
       ---------------------
Benefit Plans that are multiemployer plans within the meaning of ERISA Section 3(37)(A) as multiemployer plans. There is no Defined Benefit Plan or multiemployer plan maintained by any Company Affiliate under which Company currently has or potentially may have any obligation or liability whatsoever, including, but not limited to, any liability which would be identified by or arise from the issues detailed in this subsection (b).

               (ii)     PBGC Premiums and Termination Liability. No liability to
                        ----------------------------------------
the Pension Benefit Guaranty Corporation ("PBGC") has been incurred with respect to the Defined Benefit Plans. All premiums due and payable to the PBGC with respect to the Defined Benefit Plans have been paid in a timely manner. The PBGC has not instituted proceedings to terminate any of the Defined Benefit Plans. No event has occurred, and there exists no condition or set of circumstances, which could result in the involuntary termination of any of the Defined Benefit Plans by the PBGC pursuant to ERISA Section 4042. Moreover, even if a Defined Benefit Plan were terminated voluntarily pursuant to ERISA Section 4041, neither the Company, its predecessors in interest nor any Company Affiliate would have any liability to the PBGC as a result of the termination.

               (iii)     Reportable  Events.  With  respect  to  each  Employee
                         -------------------
Benefit Plan, no "reportable event" within the meaning of Section 4043 of ERISA (excluding any such event for which the 30-day notice requirement has been waived under the regulations to Section 4043 of ERISA) has occurred for which there is any material outstanding liability to Company, nor would the consummation of the transactions contemplated hereby (including the execution of this Agreement) constitute a reportable event for which the 30-day notice requirement has not been waived. Company has not incurred nor does it reasonably expect to incur any material liability under Title IV of ERISA, including, without limitation, any material liability arising out of or resulting from an event described in Section 4041, 4062, or 4063 of ERISA (other than liability for premium payments to the PBGC arising in the Ordinary Course of Business).

               (iv)     Full Funding on a Termination Basis. The current present
                        ------------------------------------
value of all projected benefit obligations under each of the Defined Benefit Plans did not, as of the latest valuation date, exceed the then-current value of the assets allocable to such benefit liabilities, based on reasonable actuarial assumptions currently used for such Defined Benefit Plan. In addition, each of the Defined Benefit Plans is fully funded on a termination basis, such that the net fair market value of the assets equals or exceeds the present value of the accrued benefits under such Defined Benefit Plan, based upon the actuarial assumptions required by the PBGC for determining benefits on a termination basis. Nothing has occurred since the end of the most recently completed fiscal year that would adversely affect the funding status of the Defined Benefit Plans, and neither Company nor any Company Affiliate has knowledge or reason to know of any such occurrence.

               (v)     No Accumulated Funding Deficiency. No accumulated funding
                       ----------------------------------
deficiency as defined in Section 302(a)(2) of ERISA or Section 412 of the Code, whether or not waived and regardless of the reason arising, exists with respect to any Defined Benefit Plan, nor have any extensions of any amortization period within the meaning of Section 302 of ERISA or Section 412 of the Code been applied for with respect thereto,

               (vi)     Termination.  None of the Defined Benefit Plans has been
                        ------------
terminated or partially terminated, nor have there been any events which might constitute grounds for such a termination or partial termination.

               (vii)     Effect  of  Transaction.  Neither the consideration nor
                         ------------------------
the implementation of the transactions contemplated under this Agreement will increase or create (A) the liability of Company or any Company Affiliate, or their obligation to make contributions or any other payments to fund benefits accrued under the Employee Benefit Plans, or (B) the benefits accrued or payable with respect to any participant under the Employee Benefit Plans. Each of the Employee Benefit Plans may be amended or terminated at any time by action of the plan sponsor's board of directors, a committee of such board of directors, or a duly authorized officer, in each case subject to the terms of the Employee Benefit Plan and compliance with applicable legal requirements.

     4.16     COLLECTIVE BARGAINING. Except as set forth on SCHEDULE 4.16, there
              ----------------------                        --------------
are no labor contracts, collective bargaining agreements, letters of understanding, or other arrangements, formal or informal, with any union or labor organization covering any of Company's employees, and none of said employees are represented by any union or labor organization. Company has made available to Parent a true, correct, and complete copy of each agreement listed on SCHEDULE 4.16. Except as set forth on SCHEDULE 4.16, Company is not the
    ---------------                            --------------
subject  of  any  collective  bargaining  or  union  organizing  activity.

     4.17     LABOR  DISPUTES.  Company  is  in  compliance with all federal and
              ----------------
state laws respecting employment and employment practices and the terms and conditions of employment, including wages and hours, labor relations, employment discrimination, disability rights or benefits, equal opportunity, plan closure or mass layoff issues, affirmative action, leaves of absence, occupational health and safety, workers* compensation, and unemployment insurance. Company is not and has not been engaged in any unfair labor practice, and no unfair labor practice complaint against Company is pending before the National Labor Relations Board. Neither Company nor any Seller knows or has reason to know of any labor strike, slowdown, work stoppage, charges of discrimination, or other labor trouble actually pending, being threatened against Company, or affecting Company. Relations between management and labor are amicable, and there have not been, nor are there presently, any attempts to organize non- union employees or plans for any such attempts.

     4.18     BANK  ACCOUNTS.  SCHEDULE  4.18 sets forth a complete and accurate
              --------------   --------------
list of each bank or financial institution in which Company has an account or safe deposit box (giving the address and account numbers) and the names of the persons authorized to draw thereon or to have access thereto.

     4.19     ENVIRONMENTAL  MATTERS.
              -----------------------

          (a) For purposes of this Agreement, the following terms shall have the following meanings:

               (i)     "Environmental  Claims"  shall  mean  any  and  all
                        ---------------------
administrative,  regulatory,  or  judicial  actions,  causes  of  action, suits, investigations, obligations, liabilities, losses, proceedings, decrees, judgments, penalties, fines, fees, demands, demand letters, orders, directives, claims (including any claims involving liability in tort, strict, absolute, or otherwise), liens, notices of noncompliance or violation, and legal and consultant fees and costs of investigations or proceedings, relating in any way to any Environmental Laws or the presence or Release (or alleged presence or Release) into the environment of any Hazardous Material on, at, or from the Real Property (hereinafter "Claims"), including, without limitation, and regardless
                         ------
of the merit of such Claim, any and all Claims by any governmental or regulatory authority or by any third party or other person for enforcement, mitigation, cleanup, removal, response, remediation, or other actions or damages, contribution, indemnification, cost recovery, compensation, or injunctive or declaratory relief pursuant to any Environmental Laws or any alleged injury or threat of injury to human health, safety, natural resources, or the environment.

               (ii)     "Environmental  Laws"  shall mean all present and future
                         -------------------
federal, state, and local laws, statutes, ordinances, regulations, codes, policies, rules, directives, orders, decrees, permits, licenses, approvals, authorizations, criteria, guidelines, covenants, deed restrictions, treaties, conventions, and rules of common law now or hereafter in effect, and in each case as amended, and any judicial or administrative judgment, opinion, or interpretation thereof, relating to the regulation or protection of human health, safety, natural resources, or the environment, including, without limitation, laws and regulations (and all other items recited above) relating to the use, treatment, storage, management, handling, manufacture, generation, processing, recycling, distribution, transport, Release, or threatened Release of or exposure to any Hazardous Material.

               (iii)     "Hazardous  Materials"  shall  mean,  collectively, any
                          --------------------
substance, material, product, derivative, compound, mixture, mineral, chemical waste, medical waste, or gas, in each case whether naturally occurring, human-made, or the by-product of any process, including, but not limited to, petroleum or petroleum products (A) that is now or hereafter becomes defined or included within the definition of a "hazardous substance," "hazardous waste," "hazardous material," "toxic chemical," "toxic substance," "hazardous chemical," "extremely hazardous substance," "pollutant," "contaminant," or any other words of similar meaning under any Environmental Laws, (B) exposure to which or the presence, use, generation, treatment, Release, transport, or storage of which is now or hereafter prohibited, limited, restricted, or regulated under any Environmental Laws or by any governmental or regulatory authority, or (C) that could require investigation, response, or remediation, or could support the assertion of any Environmental Claim.

               (iv)     "Release"  shall mean the release, deposit, disposal, or
                         -------
leakage of any Hazardous Material at, into, upon, or under any land, water, or air, or otherwise into the environment, including, without limitation, by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement, and the like.

          (b)     Except  as  disclosed  on  SCHEDULE  4.19(b):
                                             ------------------

               (i) Company is in full compliance with all applicable Environmental Laws.

               (ii) Company has all permits, licenses, and other approvals required under the Environmental Laws with respect to the Real Property and Company's operations thereon.

               (iii) There are no past, pending, or threatened Environmental Claims relating to Company's operations or the Real Property.

               (iv) Hazardous Materials have not at any time been present, generated, used, treated, managed, recycled, stored, or Released at, on, in, or under, or transported to or from, the Real Property.

               (v) Hazardous Materials have not at any time been Released at, on, in, or under any other property in the vicinity or area of the Real Property.

               (vi) There are not now and never have been any underground storage tanks located at, on, or under the Real Property; there is no asbestos contained in, forming part of, or contaminating any part of the Real Property; and no polychlorinated biphenyls (PCBs) are used, stored, located at, or contaminating any part of the Real Property.

               (vii) There are no pending or threatened Environmental Claims at any treatment, storage, or disposal facility that has received Hazardous Materials from or generated at the Real Property.

               (viii) There are no past or present facts, actions, activities, circumstances, conditions, occurrences, events, or incidents, including the Release or presence of Hazardous Materials, that could (A) form the basis of an Environmental Claim against or involving Company or the Real Property, (B) cause the Real Property to be subject to any restrictions or affect its ownership, occupancy, use, or transferability under any applicable Environmental Laws, (C) require the filing or recording of any notice or restriction relating to the presence of Hazardous Materials in the real estate records in the county or municipality in which the Real Property is located, other than any customary disclosure requirements in connection with the transfer of the Real Property, or (D) prevent or interfere with the construction, operation, or maintenance of the Real Property.

     4.20     REQUIRED  LICENSES AND PERMITS. Company has all licenses, permits,
              -------------------------------
or other authorizations of governmental authorities necessary for the conduct of its Business. A correct and complete list of all such licenses, permits, and other authorizations, including Federal Communications Commission authorizations (collectively, the "Company Authorizations") is set forth on SCHEDULE 4.20.
                      -----------------------                     --------------
Company has made available to Parent true, correct, and complete copies of all written Company Authorizations required to be listed on SCHEDULE 4.20.
                                                                ---------------

     4.21     INSURANCE  POLICIES.  SCHEDULE  4.21  sets  forth  a  complete and
              -------------------   --------------
accurate list and description of all insurance policies in force naming Company, or any employees thereof in their capacity as such, as an insured or beneficiary or as a loss payable payee, or for which Company has paid or is obligated to pay all or part of the premiums. Company has not received notice of any pending or threatened termination or premium increase (retroactive or otherwise) with respect thereto, and Company is in compliance with all conditions contained therein. There have been no lapses (whether cured or not) in the coverage provided  under  the  insurance  policies  referenced herein and as set forth on
SCHEDULE  4.21 during the term of such policies, as extended or renewed. Company
--------------
has made available to Parent true, correct, and complete copies of each of the policies required to be listed on SCHEDULE 4.21.
                                        ---------------

     4.22     MAJOR SUPPLIERS AND CUSTOMERS.  SCHEDULE 4.22 sets forth a list of
              ------------------------------  -------------
each supplier of goods or services to, and each customer of, Company to whom Company paid or billed in the aggregate more than $1,000 during the 12-month period ended DECEMBER 31, 2005, together, in each case, with the amount paid or billed during such period. Company is not engaged in any dispute with any of such suppliers or customers. Company does not know or have any reason to believe that the consummation of the transactions contemplated hereunder will have any adverse effect on the business relationship of Company with any such supplier or customer.

     4.23     CONTRACTS  AND  COMMITMENTS.  Except  as  set  forth  on SCHEDULES
              ----------------------------                             ---------
4.10(e) (Leases),  4.11  (Indebtedness),  4.12(b),  (c),  and  (d) (Intellectual
-------            ----                   ------------------------
Property),  4.15(a)(i)  (Employee  Benefit  Plans),  4.16 (Collective Bargaining
            ----------                               ----
Agreements),  4.21  (Insurance  Policies), and 4.23 (Contracts and Commitments):
              ----                             ----

          (a) Company does not have any agreement or contract that is material to its Business, operations or prospects.

          (b) No contracts or commitments of Company continue for a period of more than six months from the date hereof or require payments, in the aggregate, in excess of $5,000.

          (c) Company does not have any outstanding contract, written or oral, with any officer, employee, agent, consultant, advisor, salesperson, manufacturer's representative, distributor, dealer, subcontractor, or broker that is not cancelable by Company, on notice of not longer than 30 days and without liability, penalty, or premium of any kind, except liabilities which arise as a matter of law upon termination of employment, or any agreement or arrangement providing for the payment of any bonus or commission based on sales or earnings.

          (d) Company is not under any liability or obligation under any agreement pursuant to which third parties have been provided with products that can be returned to Company or a Subsidiary in the event they are not sold and which could involve a liability to Company of $1,000 or more in the aggregate.

          (e) Company does not have (i) any outstanding loan or loan commitment (excluding credit extended in the Ordinary Course of Business to purchasers of inventory) to any person, or (ii) any factoring, credit line, or subordination agreement.

          (f)     Except as noted on SCHEDULE 4.11 (Indebtedness) and except for
                                     -------------
negotiable instruments in the process of collection, Company does not have any power of attorney outstanding or any contract, commitment, or liability (whether absolute, accrued, contingent, or otherwise), as guarantor, surety, co-signer, endorser, co-maker, or indemnitor in respect of the contract or commitment of any other person, corporation, partnership, joint venture, association, organization, or entity.

          (g) There are no contracts or agreements with any director, officer, or shareholder of Company, or with any person related to any such person, or with any company or other organization in which any director, officer, or shareholder of Company, or anyone related to any such person, has a direct or indirect financial interest.

          (h) Company is not subject to any contract or agreement containing covenants limiting the freedom of Company to compete in any line of business in any geographic area or requiring Company to share any profits.

          (i) There is no contract, agreement, or other arrangement entitling any person or other entity to any profits, revenues, or cash flows of Company or requiring any payments or other distributions based on such profits, revenues, or cash flows.

          (j) To the knowledge of Company and Sellers, Company is not a party to or bound by any presently existing contract, agreement, or other arrangement that has had or may in the future have a material adverse effect upon the Business, earnings, or financial condition of Company.

Company has made available to Parent true, correct, and complete copies of all contracts, agreements, plans, leases, policies, and licenses referred to, or required to be referred to or listed on, any Schedule delivered hereunder.

     4.24     AGREEMENTS IN FULL FORCE AND EFFECT. Except as expressly set forth
              ------------------------------------
on  SCHEDULE  4.24,  all  contracts,  agreements,  plans,  leases, policies, and
    ---------------
licenses referred to, or required to be referred to, on any Schedule delivered hereunder are valid and binding, are in full force and effect, and are enforceable in accordance with their terms, except to the extent that the validity or enforceability thereof may be limited by bankruptcy, insolvency, reorganization, and other similar laws affecting creditors' rights generally. Neither Company nor any Seller has any knowledge of any pending or threatened bankruptcy, insolvency, or similar proceeding with respect to any party to such agreements, and no event has occurred which (whether with or without notice, lapse of time, or the happening or occurrence of any other event) would constitute a default thereunder by Company or, to the knowledge of Company or any Seller, any other party thereto.

     4.25     ABSENCE  OF  CERTAIN  CHANGES  AND  EVENTS. Except as set forth in
              -------------------------------------------
SCHEDULE  4.25,  since the Interim Balance Sheet Date, Company has operated only
--------------
in  the  Ordinary  Course  of  Business,  and  has  not:

          (a) Suffered any damage or destruction adversely affecting the properties or Business of Company;

          (b) Made any declaration, setting aside, or payment of any dividend or other distribution of assets (whether in cash, stock, or property) with respect to the capital stock of Company, or any direct or indirect redemption, purchase, or other acquisition of such stock, or otherwise made any payment of cash or any transfer of other assets, to any Seller or any Related Company; or transferred any assets from any Subsidiary to Company, any other Subsidiary, or any Related Company; or transferred any assets from any Related Company to Company;

          (c) Suffered any material adverse change in its working capital, assets, liabilities, financial condition, Business prospects, or relationships with any suppliers or customers listed on SCHEDULE 4.22;
                                                 ---------------

          (d) Except for customary increases based on term of service or regular promotion of non-officer employees, increased (or announced any increase in) the compensation payable or to become payable to any employee, or increased (or announced any increase in) any bonus, insurance, pension, or other Employee Benefit Plan, payment, or arrangement for such employees, or entered into or amended any employment, consulting, severance, or similar agreement;

          (e) Incurred, assumed, or guaranteed any liability or obligation (absolute, accrued, contingent, or otherwise) other than in the Ordinary Course of Business;

          (f) Paid, discharged, satisfied, or renewed any claim, liability, or obligation other than payment in the Ordinary Course of Business;

          (g) Permitted any of its assets to be subjected to any mortgage, lien, security interest, restriction, charge, or other encumbrance of any kind except for Permitted Liens;

          (h) Cancelled or forgiven any indebtedness or otherwise waived any material claims or rights;

          (i) Sold, transferred, or otherwise disposed of any of its assets, except in the Ordinary Course of Business;

          (j) Made any single capital expenditure or investment in excess of $1,000;

          (k) Made any material change in any method, practice, or principle of financial or tax accounting;

          (1) Managed working capital components, including cash, receivables, other current assets, trade payables, and other current liabilities in a fashion inconsistent with past practice, including failing to sell inventory and other property in an orderly and prudent manner or failing to make all budgeted and other normal capital expenditures, repairs, improvements, and dispositions;

          (m) Paid, loaned, advanced, sold, transferred, or leased any asset to any employee, except for normal compensation involving salary and benefits;

          (n) Issued or sold any of its capital stock or issued any warrant, option, or other right to purchase shares of its capital stock, or any security convertible into its capital stock;

          (o) Entered into any material commitment or transaction, other than in the Ordinary Course of Business, affecting the Business; or

          (p) Agreed in writing, or otherwise, to take any action described in this Section.

     4.26     ACCOUNTS  RECEIVABLE.
              ---------------------

          (a) All accounts receivable owed to Company by any director, officer, shareholder, or employee of Company or any relative of any such person (including those accounts receivable reflected on the Interim Balance Sheets and incurred since the Interim

Balance Sheet Date) have been paid in full prior to the date hereof or shall have been paid in full prior to the Closing Date.

          (b) All accounts receivable of Company (i) are valid, existing, and fully collectible (subject to an allowance for doubtful accounts in the amount of $5,000) without resort to legal proceedings or collection agencies,
(ii) represent monies due for goods sold or services rendered in the Ordinary Course of Business, and (iii) are not subject to any defenses, rights of setoff, assignment, restrictions, security interests, or other encumbrances. Except as shown on SCHEDULE 4.26(b), as of the date of such Schedule, all such accounts
          ----------------
receivable were current, and Company is not aware of any dispute regarding the collectibility of any such accounts receivable. All reserves shown on the Financial Statements were adequate as of such dates calculated consistent with past practice.

     4.27     TAX  MATTERS.
              -------------

          (a)     Definitions.  For  purposes  of  this Agreement, the following
                  -----------
definitions  shall  apply:

               (i)     The  term  "Taxes"  shall  mean  all  taxes,  however
                                   -----
denominated, including any interest, penalties, or other additions to tax that may become payable in respect thereof, imposed by any federal, territorial, state, local, or foreign government or any agency or political subdivision of any such government, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including, but not limited to, federal income taxes and state income taxes), payroll and employee withholding taxes, unemployment insurance, Social Security taxes, sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation charges, PBGC premiums, and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which Company is required to pay, withhold, or collect.

               (ii)     The  term  "Returns"  shall mean all reports, estimates,
                                    -------
declarations of estimated Taxes, information statements, and returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties.

          (b)     Returns Filed and Taxes Paid. Except as otherwise disclosed in
                  -----------------------------
SCHEDULE  4.27(b):  (i)  all  Returns  required  to  be filed by or on behalf of
-----------------
Company have been duly filed on a timely basis, and such Returns are true, complete, and correct in all material respects; (ii) all Taxes shown to be payable on the Returns or on subsequent assessments with respect thereto and all other Taxes, whether or not shown as due on such Returns, have been paid in full on a timely basis, and Company has made provision, in accordance with GAAP, for all material Taxes accrued through the date of this Agreement; (iii) Company has withheld and paid over all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party; and (iv) there are no liens on any of the assets of Company with respect to Taxes, other than liens for Taxes not yet due and payable or for Taxes that Company is contesting in good faith through appropriate proceedings and for which appropriate reserves have been established, which contested Taxes are disclosed in SCHEDULE 4.27(b).
               -----------------

          (c)     Tax  Deficiencies, Audits, and Statutes of Limitations. Except
                  -------------------------------------------------------
as  otherwise  disclosed  in  SCHEDULE  4.27(c): (i) the Returns of Company have
                              -----------------
never been audited by a government or taxing authority, nor is any such audit in process, pending, or threatened (either in writing or verbally, formally or informally); (ii) no deficiencies exist or have been asserted (either in writing or verbally, formally or informally) or are expected to be asserted with respect to the Taxes of Company, and Company has not received notice (either in writing or verbally, formally or informally) and does not expect to receive notice that it has not filed a Return or paid Taxes required to be filed or paid by Company;
(iii) Company is not a party to any action or proceeding for the assessment or collection of Taxes, nor has such event been asserted or threatened (either in writing or verbally, formally or informally) against Company or any of its assets; (iv) no waiver or extension of any statute of limitations is in effect with respect to the Taxes or Returns of Company; (v) Company has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement penalty within the meaning of Code Section 6662; and (vi) no claim has been made by any government or taxing authority in a jurisdiction where Company does not file any Returns that it is or may be subject to taxation in such jurisdiction.

          (d)     Tax-Sharing  Agreements.  Except  as  otherwise  disclosed  in
                  ------------------------
SCHEDULE  4.27(d),  Company  is  not  (nor  has  it  ever  been)  a party to any
-----------------
Tax-sharing  agreement.

          (e)     Tax  Elections and Special Tax Status. Company has not filed a
                  --------------------------------------
consent pursuant to the collapsible corporation provisions of Code Section 341(f). Company is not a party to any safe-harbor lease within the meaning of Code Section 168(f)(8), as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982. Company is not and has not been a United
States real property holding corporation within the meaning of Code Section 897(c)(l)(A)(ii) during the applicable period specified in Code Section 897(c)(l)(A)(ii), Company has not entered into any compensatory agreements with respect to the performance of services for which payment thereunder would be a nondeductible expense pursuant to Code Section 162(m) or 280G. Company is not a party to any contract (written or oral), agreement, or other commitment under which Company has an obligation (current or contingent) to compensate any person for excise taxes paid pursuant to Section 4999 of the Code. Company has not been a "distributing corporation" (within the meaning of Code Section 355(a)(l)(A)) within the three-year period ending as of the date of this Agreement. Company has not participated in an international boycott as defined in Code Section 999. Company has not agreed, nor is Company required, to make any adjustment under Code Section 263A or 481(a) by reason of a change in accounting method or otherwise. Company does not have a permanent establishment in any foreign country, as defined in any applicable Tax treaty or convention between the United States and such foreign country. Company is in compliance with the terms and conditions of any applicable Tax exemptions, Tax agreements, or Tax orders of any government to which it may be subject or which it may have claimed, and the transactions contemplated by this Agreement will not have any adverse effect on such compliance. Company is not a party to any transaction, understanding, or arrangement treated as a Tax shelter under Code Section 611l(e) or 6662(d)(2)(C)(iii).

          (f)     S  Corporation  Status.  Company has been a validly electing S
                  -----------------------
corporation within the meaning of Code Sections 1361 and 1362 at all times during its existence, and Company will be an S corporation up to the consummation of the Merger. Sellers make no representation or warranty concerning the tax effects of the loss of S corporation status as a result of the Merger.

     4.28     BROKERAGE.   No  broker, agent, or finder has rendered services to
              ----------
Company or Sellers in connection with the transactions contemplated under this Agreement. Company has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees, agents' commissions, or other similar payments in connection with this Agreement or the transactions contemplated hereby.

     4.29     DISCLOSURE.   No  representations,  warranties,  assurances,  or
              -----------
statements by any Seller or Company in this Agreement, and no statement contained in any document (including the Financial Statements and the Schedules), certificates, or other writings furnished or to be furnished by any Seller or Company (or caused to be furnished by any Seller or Company) to Parent or any of its representatives pursuant to the provisions hereof, contains or will contain any untrue statement of material fact, or omits or will omit to state any fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading in any material respect.

     4.30     TRANSFER  OF  LFC  ENVIRONMENTAL, INC. ASSETS TO  COMPANY.     All
              ---------------------------------------------------------
assets, agreements and other arrangements formerly held or owned by LFC Environmental, Inc. used for purposes of operating the Business have been transferred to Company.

     4.31     MERGER  TAX  REPRESENTATIONS.
              -----------------------------

          (a) The Merger will qualify as a statutory merger under the applicable corporate laws of the state of Delaware;

          (b) Company will pay its respective expenses, if any, incurred in connection with the Merger.

          (c) There is no intercorporate indebtedness existing between Parent and Company or between Merger Sub and Company that was issued, was acquired, or will be settled at a discount.

          (d) Company is not an investment company as defined in Section 368(a)(2)(F)(iii) and (iv) of the Code.

          (e) The fair market value of the assets of Company will equal or exceed the sum of the liabilities assumed by Merger Sub, plus the amount of liabilities, if any, to which such assets of Company are subject.

          (f) Company is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code,

          (g) Except as otherwise set forth herein, no Seller is subject to any obligation to sell, exchange, transfer, or dispose of all or any of the shares of Parent Common Stock to be received in the Merger, and no Seller has entered into any discussions or negotiations with regard to the possible sale, exchange, transfer, or disposition of all or any of such shares,

          (h) Neither Company nor any Seller intends to take a position on any Return that is inconsistent with the treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Code.

                                   ARTICLE V
                                   ----------

            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
            -------------------------------------------------------

     Parent and Merger Sub hereby represent and warrant, jointly and severally, to Company and Sellers as follows.

     5.01     ORGANIZATION.
              -------------

          (a) Parent is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on and conduct its business as it is now being conducted, to own or lease its properties and assets, and to effect the transactions contemplated hereunder. Parent is duly qualified and in good standing in each jurisdiction in which the conduct of the Business of Company or the ownership of its properties and assets requires it to be so qualified, except where the failure to be so qualified or in such good standing, or to have such power or authority when taken together with all other such failures, is not reasonably likely to have a Parent Material Adverse Effect, As used in this Agreement, the term "Parent Material Adverse Effect" means a
                                       ---------------------------------
material adverse effect on the financial condition, properties, business, or results of operation of Parent and its subsidiaries taken as a whole; provided,
                                                                       ---------
however,  that,  when  determining  if  a  Parent  Material  Adverse  Effect has
--------
occurred, the parties shall not consider any such effect resulting from any change (i) in law, rule, or regulation, GAAP, or interpretations thereof that applies to both Parent and Company, or (ii) in economic or business conditions generally or in the cell tower management and environmental services industry specifically.

          (b) Merger Sub is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to effect the transactions contemplated hereunder. Merger Sub is duly qualified and in good standing in each jurisdiction where the ownership or operation of its assets or properties or the conduct of its business requires such qualification.

          (c) Parent has filed all forms, reports and documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act during the twelve (12) months preceding the date of this Agreement (the "SEC Reports"). As of their respective filing dates, Parent's SEC Reports
(a) were prepared in accordance with either the requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the SEC promulgated thereunder, and (b) did not, to the knowledge of the officers responsible for such filings, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading in any material respect.

     5.02     CAPITALIZATION  OF  MERGER  SUB.   The authorized capital stock of
              --------------------------------
Merger Sub consists of 100 shares of common stock, par value $.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent. There are (a) no other shares of capital stock or voting securities of Merger Sub, (b) no securities of Merger Sub convertible into or exchangeable for shares of capital stock or voting securities of Merger Sub, and (c) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any capital stock, voting securities, or securities convertible into or exchangeable for capital stock or voting securities of Merger Sub, Merger Sub has not conducted any business prior to the date hereof and has no, and prior to the Effective Time will have no, assets, liabilities, or obligations of any nature other than those incident to its formation and pursuant to this Agreement, the Merger, and the other transactions contemplated by this Agreement.

     5.03     AUTHORIZATION.
              --------------

          (a) Each of Parent and Merger Sub has the right, power, and capacity to execute, deliver, and perform this Agreement and to consummate, the transactions contemplated hereby. The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Sub. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and constitutes each of Parent's and Merger Sub's legal, valid, and binding obligation, enforceable in accordance with its terms.

          (b) Prior to the Effective Time, Parent will have taken all necessary action to permit it to issue the number of shares of Parent Common Stock required to be issued pursuant to Article II, The stock portion of the Aggregate Merger Consideration, when issued, will be validly issued, fully paid, and nonassessable, and no stockholder of Parent will have any preemptive right of subscription or purchase in respect thereof.

     5.04    NO CONFLICT. The execution and delivery of this Agreement by Parent
             -----------
and Merger Sub, the consummation of the transactions contemplated herein, and the performance of the covenants and agreements of Parent and Merger Sub will not, with or without the giving of notice or the lapse of time, or both: (a) violate or conflict with any of the provisions of any charter document or bylaw of Parent or Merger Sub; (b) violate, conflict with, or result in breach or default under, result in the acceleration of any obligations or the creation of a lien, pledge, security interest, or other encumbrance on the assets of Parent or Merger Sub pursuant to, or cause termination of any term or condition of any mortgage, lease, indenture, note, contract, license, permit, instrument, trust document, or other agreement, arrangement, obligation, document, or instrument to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective properties may be bound; or (c) violate any provision of law, statute, rule, regulation, court order, judgment, decree, or ruling of any governmental authority, to which Parent or Merger Sub is a party or by which Parent or Merger Sub or their respective properties may be bound.

     5.05     BROKERAGE.  No  broker,  agent, or finder has rendered services to
              ----------
Parent or Merger Sub in connection with the transactions contemplated under this Agreement.

     5.06     PARENT  SHARES.    The  shares  of Parent Common Stock issuable to
              ---------------
Sellers  hereunder will, upon issuance, (a) be fully paid and nonassessable, and
(b) be free and clear of any and all liens, claims, charges, encumbrances, options, rights of refusal, voting proxies, or other voting agreements whatsoever.

     5.07     MERGER  TAX  REPRESENTATIONS.
              -----------------------------

          (a) Parent has no plan or intention to redeem, repurchase, or otherwise reacquire any of the Parent Common Stock to be issued as part of the Merger.

          (b) Prior to the Closing, Parent or Merger Sub has not owned, either directly or indirectly, any capital stock of Company.

          (c) Merger Sub will acquire at least ninety percent (90%) of the fair market value of the net assets and at least seventy percent (70%) of the fair market value of the gross assets held by Company immediately prior to the Merger,

          (d) After the Closing, Merger Sub will either (i) continue Company's historic Business, or (ii) use a significant portion of Company's assets in a business.

          (e) As a result of the Merger, Parent will be in control of Merger Sub within the meaning of Section 368(c) of the Code.

          (f) Following the Merger, Merger Sub will not issue additional shares of its capital stock that would result in Parent losing control of Merger Sub within the meaning of Section 368(c) of the Code.

          (g) Parent has no plan or intention to liquidate Merger Sub; to merge Merger Sub with and into another corporation; to sell or otherwise dispose of any of the capital stock of Merger Sub; or to cause Merger Sub to sell or otherwise dispose of any of the assets of Company acquired in the Merger, except for dispositions made in the Ordinary Course of Business or transfers described in Section 368(a)(2)(C) of the Code.

          (h) Parent and Merger Sub will pay their respective expenses, if any, incurred in connection with the Merger.

          (i) There is no intercorporate indebtedness existing between Parent and Company or between Merger Sub and Company that was issued, acquired, or will be settled at a discount.

          (j) Neither Parent nor Merger Sub is an investment company as defined in Section 368(a)(2)(F)(iii) and (iv) of the Code.

          (k)     No  stock  of  Merger  Sub  will  be  issued  in  the  Merger.

                                   ARTICLE VI
                                  -----------

                                   COVENANTS
                                   ---------

     6.01     PRE-CLOSING  OPERATIONS  OF  COMPANY.  Company  and Sellers hereby
              -------------------------------------
covenant and agree that, except as consented to in writing by Parent, after the date hereof and prior to the Effective Time, Company will operate and conduct itself and any Subsidiary, and Sellers shall cause Company and any Subsidiary to operate and conduct itself, only in the Ordinary Course of Business. Pursuant thereto and not in limitation of the foregoing (for purposes of the following, the word "Company" shall be deemed to include any Subsidiary), except as otherwise expressly contemplated by this Agreement, after the date hereof and prior to the Effective Time, Company shall:

          (a) Use its commercially reasonable efforts to preserve intact the goodwill and business organization of Company, keep the officers and employees of Company available to Parent, and preserve the relationships and goodwill of Company with customers, distributors, suppliers, employees, and other persons or entities having Business relations with Company;

          (b)     Maintain  its  existence and good standing in its jurisdiction of  organization  and  in  each  jurisdiction  listed  on  SCHEDULE  4.01(A);
                                                           ------------------

          (c) Duly and timely file or cause to be filed all reports and Returns required to be filed with any Governmental Entity and promptly pay or cause to be paid when due all Taxes, assessments, and governmental charges, including interest and penalties levied or assessed, unless contested in good faith by appropriate proceedings;

          (d) Maintain in existing condition and repair (ordinary wear and tear excepted), consistent with past practices, all buildings, offices, shops, and other structures located on the Real Property, and all equipment, fixtures, and other tangible personal property located on the Real Property;

          (e) Not sell, issue, deliver, grant, or authorize the issuance, delivery, or grant of any additional shares of its capital stock or securities convertible into or exchangeable for shares of its capital stock, or issue or grant any right, option, or other commitment for the issuance of shares of its capital stock or of such securities, or split, combine or reclassify any shares of its capital stock;

          (f)     Not  amend  or  modify  its  charter  documents  or  bylaws;

          (g) Not declare any dividend, pay or set aside for payment any dividend or other distribution, or make any payment to any Seller, officer, or director, or any person or entity with whom any such Seller, officer, or director has any direct or indirect relation, other than the payment of salaries in the Ordinary Course of Business;

          (h) Not create any subsidiary, acquire any capital stock or other equity securities of any corporation, or acquire any equity or ownership interest in any business or entity;

          (i) Not dispose of or permit to lapse any ownership and/or right to the use of any patent, trademark, trade name, service mark, license, or copyright of Company (including any of the Intellectual Property), or dispose of or disclose to any person or entity any trade secret, formula, process, technology, or know-how of Company not heretofore a matter of public knowledge;

          (j) Protect, defend, and maintain the ownership, validity, and registration of the Intellectual Property, and not allow any of the registered Intellectual Property to be abandoned, forfeited, cancelled, expunged, and/or dedicated to the public;

          (k) Not (i) sell any asset of Company, other than in the Ordinary Course of Business, (ii) create, incur or assume any indebtedness secured by the assets of Company, (iii) grant, create, incur, or suffer to exist any lien or encumbrance on the assets of Company that did not exist on the date hereof, (iv) incur any liability or obligation (absolute, accrued, or contingent), except in the Ordinary Course of Business, (v) write off any guaranteed check, note, or account receivable, except in the Ordinary Course of Business, (vi) write down the value of any asset or investment (including any asset of Company) on the books or records of Company, except for depreciation and amortization in the Ordinary Course of Business, (vii) cancel any debt or waive any claim or right,
(viii) make any commitment for any capital expenditure to be made on or following the date hereof in excess of $1,000 in the case of any single expenditure or $5,000 in the case of all capital expenditures, (ix) enter into any contract or commitment which cannot be cancelled by Company on notice of not longer than 30 days and without liability or penalty of any kind, or (x) enter into any contract or commitment which imposes, or purports to impose, any obligations or restrictions on any affiliate of Company;

          (l) Not increase in any manner the compensation or fringe benefits of, or enter into any new bonus or incentive agreement or arrangement with, any of its employees, officers, directors, or consultants, except in the Ordinary Course of Business, or hire any new employee or independent contractor having an annual income in excess of $5,000; provided, however, that Company shall not take any action described in this Section 6.01(1) with respect to (i) any manager, officer, or director of Company, or (ii) any person whose annualized compensation is $50,000 or more or whose annual compensation for the 12-month period following the Closing Date is expected to be $50,000 or more;

          (m) Not pay or agree to pay any additional pension, retirement allowance, or other employee benefit under any Employee Benefit Plan to any of its employees or consultants, whether past or present, except in the Ordinary Course of Business; provided, however, that Company shall not take any action described in this Section 6.0l(m) with respect to (i) any manager, officer, or director of Company, or (ii) any person whose annualized compensation is $50,000 or more or whose annual compensation for the 12-month period following the Closing Date is expected to be $50,000 or more;

          (n) Except as required by applicable laws, not establish, adopt, amend, or terminate any Employee Benefit Plan, or increase the benefits provided under any Employee Benefit Plan, or promise or commit to undertake any of the foregoing in the future, or pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits, or other compensation or remuneration payable to, any of its executive officers;

          (o) Not enter into, adopt, or amend any collective bargaining agreement;

          (p) Not enter into any employment agreement (except for those contemplated under this Agreement);

          (q) Not settle or compromise any legal proceedings related to or in connection with Company or its Business;

          (r) Maintain supplies and inventory at levels that are in the Ordinary Course of Business;

          (s) Continue to extend customers credit, collect accounts receivable, and pay accounts payable and similar obligations in the Ordinary Course of Business;

          (t) Perform in all material respects all of its obligations under all contracts and commitments, and not default or suffer to exist any event or condition that, with notice or lapse of time or both, could constitute a default under any such contracts or commitments (except those being contested in good faith), and not enter into, assume, or amend any contract or commitment other than in the Ordinary Course of Business;

          (u) Not pay, discharge, or satisfy any claim, liability, or obligation (absolute, contingent, or otherwise) other than the payment, discharge, or satisfaction in the Ordinary Course of Business of claims, liabilities, and obligations reflected or reserved against in the Interim Balance Sheet or incurred in the Ordinary Course of Business;

          (v)     Not  increase  any  reserves  for  contingent  liabilities
(excluding any adjustment to bad debt reserves in the Ordinary Course of Business);

          (w) Maintain in full force and effect and in the same amounts policies of insurance comparable in amount and scope of coverage to those maintained as of the date hereof by or on behalf of Company;

          (x) Continue to maintain its books and records in accordance with GAAP consistently applied and on a basis consistent with past practice;

          (y) Continue its cash management practices in the Ordinary Course of Business; or

          (z) Not authorize, or commit or agree to take, any of the foregoing actions, which Company is required not to take without Parent's prior written consent.

In connection with the continued operation of Company during the period commencing on the date hereof and ending on the Closing Date, Company and Sellers shall confer in good faith on a regular and frequent basis with Parent regarding operational matters and the general status of the ongoing operations of Company. Company and Sellers hereby acknowledge that Parent does not and shall not waive any right it may have hereunder solely as a result of such consultations. Neither Company nor Sellers shall take any action that would, or that could reasonably be expected to, result in any representation or warranty of Company or Sellers set forth herein becoming untrue.

     6.02     ACCESS.   From  the  date  of  this  Agreement through the Closing
              -------
Date: Company shall (a) provide Parent and its designees (e.g., officers, counsel, accountants, actuaries, and other authorized representatives) with such information as Parent or its designees may from time to time reasonably request with respect to Company and the transactions contemplated by this Agreement; (b) provide Parent and its designees access during regular business hours and upon reasonable notice to the books, records, offices, personnel, counsel, accountants, and actuaries of Company, as Parent or its designees may from time to time reasonably request; and (c) permit Parent and its designees to make such inspections thereof as Parent may reasonably request. Any investigation shall be conducted in such a manner so as not to interfere unreasonably with the operation of the Business of Company. No such investigation shall limit or modify in any way Company's or Sellers' obligations with respect to any breach of their representations, warranties, covenants, or agreements contained herein.

     6.03     INTERIM  FINANCIALS.  As  promptly  as  practicable following each
              --------------------
calendar month prior to the Closing Date, Company shall deliver to Parent periodic financial reports in the form that it customarily prepares for its internal purposes concerning Company and, if available, unaudited statements of the financial position of Company as of the last day of such calendar month, along with statements of income and changes in the financial position of Company for the calendar month then ended. Company and Sellers covenant that such interim statements (a)shall present fairly the financial condition of Company as of their respective dates and the related results of Company's operations for the respective calendar month then ended, and (b) shall be prepared on a basis consistent with prior interim periods.

     6.04     TRANSFER  TAXES.   All  sales or transfer taxes, including but not
              ----------------
limited to, stock transfer taxes, document recording fees, real property transfer taxes, and excise taxes, arising out of or in connection with the consummation of the transactions contemplated hereby shall be paid by Sellers. The parties shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications, and other documents regarding any of such taxes and all transfer, recording, registration, and other fees that become payable in connection with the transactions contemplated hereby that are required or permitted to be filed at or prior to the Closing.

     6.05     PREPARATION  OF  SUPPORTING DOCUMENTS. In addition to such actions
              --------------------------------------
as Company may otherwise be required to take under this Agreement or applicable law to consummate this Agreement and the transactions contemplated hereby, Company and Sellers shall take such action, shall furnish such information, and shall prepare, or cooperate in preparing, and execute and deliver such certificates, agreements, and other instruments as Parent may reasonably request from time to time, before, at, or, after the Closing, with respect to compliance with the obligations of Parent, Company, and Sellers in connection with the transactions contemplated hereunder. To the extent any action requested by Parent after the Closing is not contemplated under the terms of this Agreement or its corresponding exhibits, schedules, or other attachments, Parent shall pay the Company's or Sellers* reasonable expenses in connection therewith. Any information so furnished by Company or Sellers shall be true, correct, and complete in all material respects and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     6.06     NOTICES  OF  CERTAIN  EVENTS.   Company and Sellers shall promptly
              -----------------------------
notify  Parent  of:

          (a) Any fact, condition, change, or event that, individually or in the aggregate, results in any representation or warranty of Company or Sellers hereunder being inaccurate in any respect as of the date of such fact, condition, change, or event, had such representation or warranty been made as of such date;

          (b) Any fact, condition, change, or event that causes or constitutes a breach of any of the representations or warranties of Company or Sellers hereunder made as of the date hereof;

          (c) Any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the transactions contemplated hereby;

          (d) Any notice or other communication from or to any Governmental Entity in connection with the transactions contemplated hereby;

          (e) Any action, suit, claim, investigation, or proceeding commenced or, to Company's knowledge, threatened against, relating to, involving, or otherwise affecting Company or its Business that, if pending on the date hereof, would have been required to have been disclosed pursuant to
Section 4.13 or that relates to the consummation of the transactions contemplated hereby; or

          (f) (i) The damage or destruction by fire or other casualty of any asset of Company or any part thereof, or (ii) any asset of Company or any part thereof becoming the subject of any proceeding (or, to the knowledge of Company or Sellers, threatened proceeding) for the taking thereof or of any right relating thereto by condemnation, eminent domain, or other similar governmental action.

Company and Sellers hereby acknowledge that Parent does not and shall not waive any right it may have hereunder solely as a result of such notifications, and any notification given pursuant to this Section 6.06 shall (A) not have any effect for purposes of determining satisfaction of the conditions set forth in
Article IX of this Agreement, (B) be disregarded for purposes of determining the obligations of Sellers under Article X hereof, and (C) not in any way limit Parent's exercise of its rights hereunder.

     6.07     SUPPLEMENTS TO SCHEDULES. From time to  time  up  to  the  Closing
              ------------------------
Date, Company and Sellers shall promptly supplement or amend the Schedules to this Agreement with respect to any matter (a) first existing or occurring after the date hereof which, if existing or occurring at or prior to such date, would have been required to be set forth in any of the Schedules to this Agreement, or
(b) that is necessary to correct any information in such Schedules that is inaccurate on account thereof. No supplement or amendment to the Schedules shall have any effect for purposes of determining satisfaction of the conditions set forth in Article IX of this Agreement unless such supplement is accepted by Parent in writing in its sole discretion. Any information contained in any such supplement or amendment shall be disregarded for purposes of determining the obligations of Company and Sellers under Article X hereof.

     6.08     NOSOLICITATION  OF  TRANSACTIONS.   Neither  Company  nor  any  of
              ---------------------------------
Sellers shall, directly or indirectly, through any officer, director, manager, or agent of any of them or otherwise, initiate, solicit or encourage (including by way of furnishing nonpublic information or assistance), or enter into negotiations of any type for, directly or indirectly, or enter into a confidentiality agreement, letter of intent, or other similar contract or commitment with any person or entity other than Parent with respect to a sale, of all or any substantial portion of the assets of Company, or a merger, consolidation, business combination, sale of all or any substantial portion of the capital stock of Company, or liquidation or similar extraordinary transaction with respect to Company. Company and Sellers shall notify Parent orally (within two business days) and in writing (as promptly as practicable) of all relevant terms of any inquiry or proposal by a third party to do any of the foregoing that Company, any of Sellers, or any of their respective officers, directors, partners, managers, employees, investment bankers, financial advisors, attorneys, accountants, or other representatives may receive relating to any of such matters. In the event such inquiry or proposal is in writing, Company and Sellers shall deliver to Parent a copy of such inquiry or proposal together with such written notice.

     6.09     FILINGS,  OTHER  ACTIONS,  AND  NOTIFICATION.
              ---------------------------------------------

          (a) Parent and Merger Sub and Company and its Subsidiaries shall cooperate with each other and use their respective best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper, or advisable on their respective parts under this Agreement and applicable laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports, and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits, and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement. Subject to applicable laws relating to the exchange of information, Parent and Company shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to Parent and Merger Sub or Company and its Subsidiaries, as the case may be, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement. In exercising the foregoing right, each of Parent and Company shall act reasonably and as promptly as practicable.

          (b) Parent and Company each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notices or other communications received by Parent and Merger Sub or Company and its Subsidiaries, as the case may be, from any third party and/or any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement.

     6.10     CONFIDENTIALITY.  Company and each Seller shall hold in confidence
              ----------------
at all times following the date hereof all Confidential Information and shall not disclose, publish, or make use of the Confidential Information at any time following the date hereof without the prior written consent of Parent, except as required by law or court order. In the event that Company or Sellers shall be required (by deposition, interrogatory, request for documents, subpoena, civil investigate demand, or similar process) to disclose any of the Confidential Information, Company and Sellers shall provide the Parent with prompt prior written notice of such requirement, and agree to furnish only that portion of the Confidential Information which Company or Sellers are advised by written opinion of counsel is legally required, and Company and Sellers shall use their best efforts to obtain reliable assurance that confidential treatment will be accorded such Confidential Information. For purposes hereunder, "Confidential
                                                                    ------------
Information" shall mean  any  data  or  information  of Company (including trade
-----------
secrets) that is not generally known to the public or competitors regarding (for example and including, but not limited to): (a) Business process models; (b) proprietary software; (c) research, development, products, services, marketing, selling, Business plans, budgets, unpublished financial statements, licenses, prices, costs, contracts, suppliers, customers, and customer lists; (d) the identity, skills, and compensation of employees, contractors, and consultants;
(e) specialized training; (f) discoveries, developments, trade secrets, processes, formulas, data, lists, and all other works of authorship, mask works, ideas, concepts, know-how, designs, and techniques, whether or not any of the foregoing is or are patentable, copyrightable, or registrable under any intellectual property laws or industrial property laws in the United States or elsewhere; and (g) such other information that may give Company a competitive business advantage or the disclosure of which could be detrimental to the interests of Company and from all of the relevant circumstances could reasonably be assumed by any person or entity to be confidential and proprietary to Company. Notwithstanding the foregoing, no data or information constitutes Confidential Information if such data or information is publicly known and in the public domain through means that do not involve a breach by Company or any Seller of any covenant or obligation set forth in this Agreement.

     6.11     TAXATION.   Subject  to  Section  6.07, neither Parent nor Company
              ---------
shall take or cause to be taken any action, whether before or after the Effective Time, that would disqualify the Merger as a "reorganization" within the meaning of Section 368(a) of the Code,

     6.12     AFFILIATES. On or prior to the Closing Date, Company shall deliver
              -----------
to Parent a list of the names and addresses of those persons and entities who are, in the opinion of Company, "affiliates" of Company within the meaning of Rule 145 under the Securities Act. Company shall provide to Parent such information and documents as Parent shall reasonably request for purposes of preparing such list. There shall be added to such list the name and address of any other person or entity subsequently identified by either Parent or Company as a person or entity who may be deemed to be such an affiliate of Company; provided, however, that no such person or entity identified by Parent shall be added to the list of affiliates of Company if Parent shall receive from Company an opinion of counsel reasonably satisfactory to Parent to the effect that such person or entity is not such an affiliate. Company shall exercise its best efforts to deliver or cause to be delivered to Parent, from each affiliate of Company identified in the foregoing list (as the same may be supplemented as aforesaid), a letter dated as of the Closing Date substantially in the form attached as EXHIBIT 6.12 (the "Affiliate
                                                    ------------       ---------
Letter").  The  certificates  representing  Parent Common Stock received by such
------
affiliates shall bear a customary legend regarding applicable Securities Act restrictions and the provisions of this Section 6.12,

     6.13     PUBLICITY.   The  initial  press  release  shall  be a joint press
              ----------
release, and thereafter Parent and Sellers shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Merger and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service.

     6.14     BENEFITS.  Parent  agrees that during the period commencing on the
              ---------
Closing Date and ending on the first anniversary thereof, the employees of Company will continue to be provided with benefits under employee benefit plans (other than plans involving the issuance of Company Shares) that are not substantially less favorable in the aggregate than those currently provided by Company to such employees. To the extent disclosed in the Disclosure Schedules, Parent shall, and shall cause the Surviving Corporation to, honor all employee benefit obligations to current and former employees under the Employee Benefit Plans and all employee severance plans (or policies) in existence on the date hereof and all employment or severance agreements entered into by Company,

     6.15     REGISTRATION  RIGHTS.
              ---------------------

          (a)  Registration.  On  or  prior  to  the 75th day after the Closing,
               -------------
Parent shall prepare and file with the SEC a registration statement on Form SB-2, or such other appropriate form for which Parent is then eligible in accordance herewith (the "Registration Statement"), covering the resale of the
                            ----------------------
Parent Common Stock to be issued pursuant to this Agreement at the Closing (the "Registrable Securities") to the extent then registrable pursuant to the rules
 -----------------------
and regulations of the SEC for an offering to be made on a continuous basis pursuant to Rule 415. Only one Registration Statement shall be required hereunder. To the extent any of the Registrable Securities may not be included on the Registration Statement pursuant to the rules and regulations of the SEC, as determined in the good faith judgment of Parent's counsel, then such Registrable Securities shall not be included on such Registration Statement and shall be entitled to the registration rights described as "Piggyback Rights" in
Section 6.15(c) below. Parent Common Stock issued pursuant to this Agreement shall cease to be Registrable Securities if sold or transferred by Sellers to any other person and, in any event, on and after such date when such Parent Common Stock may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act as determined by counsel to Parent pursuant to a written opinion letter to such effect, addressed and acceptable to Parent's transfer agent and the affected Sellers, Parent shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable after the 01ing thereof, but in any event on or prior to the 180th day after the Closing Date. Further, Parent shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act, subject to Section 6.15(b) below, for a period of one year following the Closing Date.

          (b)     Suspension  Rights.    Notwithstanding  anything herein to the
                  -------------------
contrary,  Parent  shall  have  the right to suspend the use of the Registration
Statement for a period not greater than 45 consecutive days and for not more than 90 days in any 12-month period (the "Suspension Period"), if, in the good
                                            -----------------
faith opinion of the Board of Directors of Parent, after consultation with counsel, material, nonpublic information exists, including, without limitation, the proposed acquisition or divestiture of assets by Parent or the existence of pending material corporate developments, the public disclosure of which would be necessary to cause the Registration Statement to be materially true and to contain no material misstatements or omissions, and in each such case, where, in the good-faith opinion of the Board of Directors of Parent, such disclosure would be reasonably likely to have a material adverse effect on Parent or on the proposed transaction or Parent requires time to prepare a post-effective amendment to the Registration Statement in order to disclose such material information, Parent shall give Sellers notice promptly upon knowledge that a Suspension Period (without indicating the nature of such Suspension Period) may occur and prompt written notice if a Suspension Period will occur, and such notices must be acknowledged in writing by Sellers. During the pendency of any Suspension Period, no holder of Parent Common Stock registered for resale on such Registration Statement shall attempt any public resale of such securities by the Registration Statement. Upon the conclusion of a Suspension Period, Parent shall provide Sellers written notice that the Registration Statement is again available for use.

          (c)     Piggyback  Rights.  In  addition,  each  time  Parent  shall
                  ------------------
determine to file a registration statement under the Securities Act (excluding a registration on Form S-4 or S-8, or successor forms thereto, or a registration statement on Form S-l or SB-2 covering solely an employee benefit plan) in connection with the proposed offer and sale for money of any of its securities, either for its own account or on behalf of any other security holder, Parent shall give prompt written notice of such determination to Sellers. Sellers shall provide a written request to Parent if they desire to participate in such registration (the "Sellers Notice"), stating the number of shares of Parent
                     ---------------
Common Stock then constituting Registrable Securities to be registered, and the Sellers Notice must be given within ten days after the receipt by Sellers of Parent's notice. Upon receipt of the Sellers Notice, except as expressly provided otherwise in this Section 6.15(c), Parent shall cause all shares of Parent Common Stock constituting Registrable Securities with respect to which Sellers have requested registration to be included in such registration statement and registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by Sellers of the Parent Common Stock to be so registered. Parent shall have the right to withdraw and discontinue registration pursuant to this Section 6.15(c) of the shares of Parent Common Stock if at any time prior to the Closing Date of the registration statement, the registration of the securities to be registered on behalf of Parent or any other participating security holder is withdrawn or discontinued. If the registration for which Parent gives written notice pursuant to this Section 6.15(c) is for a public offering involving an underwriting, Parent shall so advise Sellers as a part of its written notice. In such event, the right of Sellers to registration pursuant to this Section 6.15(c) shall be conditioned upon Sellers' participation in such underwriting as selling stockholders (including the execution and delivery of the applicable underwriting agreement) and the inclusion of such Sellers' shares of Parent Common Stock in the underwriting to the extent provided herein. Parent shall not be required to include any of the shares of Parent Common Stock constituting Registrable Securities in any registration statement to the extent the public offering involves an underwriting and the managing underwriter thereof advises Parent in writing that in their opinion the number of shares of Parent Common Stock requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to fair market value. To the extent the managing underwriter provides such advice and all securities other than securities to be registered pursuant to this Section 6.15(c) are to be registered on behalf of Parent, the shares of Parent Common Stock to be included pursuant to this
Section 6.15(c) shall be reduced pro rata, taking into account the number of shares requested to be registered by each Seller in relation to the total number of shares to be registered. To the extent the managing underwriter provides such advice and shares of Parent Common Stock are to be included in such registration statement on behalf of other participating stockholders as well as pursuant to this Section 6.15(c), the shares to be included in such registration statement shall be reduced, first, by reducing pro rata among such other selling stockholders the number of shares to be registered on their behalf, taking into account the number of shares requested to be registered by such other selling stockholders in relation to the total number of shares to be registered and, second, reducing pro rata the number of shares to be registered on behalf of Seller pursuant to this Section 6.15(c), unless the agreement giving such other selling stockholders the right to participate in such registration was entered into prior to the date of this Agreement and provides for a different priority of exclusion, in which event such other priority shall apply. Notwithstanding anything herein to the contrary, Parent shall not be required to register Registrable Securities pursuant to this Section 6.15(c) on any registration statement prepared for the resale of securities where the right of the other security holder to require such registration statement was contractually entered into prior to the date of this Agreement, to the extent that such other security holder has the right to exclude other holders of securities from such registration statement.

          (d)     Procedure.  If  and  whenever  Parent  is  required  by  the
                  ----------
provisions of this Section 6.15 to effect the registration of shares of Registrable Securities under the Securities Act, Parent, at its expense and as expeditiously as possible, shall, in accordance with the Securities Act and all applicable rules and regulations, prepare and file with the SEC a registration statement with respect to such securities. Parent shall use commercially reasonable efforts to cause such registration statement to become and remain effective to the extent required hereby and, during such period, shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete, subject to any Suspension Period pursuant to Section 6.15(b) hereof. Parent shall furnish to Sellers participating in such registration and to the underwriters of securities being registered such number of copies of the registration statement and each amendment and supplement thereto, the preliminary prospectus, the final prospectus, and such other documents as such underwriters and holders may reasonably request in order to facilitate the public offering of such securities. In addition, Parent shall otherwise take such other actions as are necessary and appropriate to effect any such registration in compliance with all provisions of the Securities

Act and all applicable state securities laws, including, without limitation, using its best efforts to register or qualify the securities covered by such registration statement under such state securities or Blue Sky laws of such jurisdictions as reasonably necessary to effect the sale thereof, and such other actions as Sellers shall reasonably request (provided that Parent shall not be required thereby to qualify to do business in such jurisdiction or consent, generally, to the service of process therein). Parent shall promptly inform Sellers of any and all correspondence between Parent and the SEC with respect to such registration. Parent shall pay all expenses of any registration pursuant to this Section 6.15; provided, however, that if the offering in connection with which the securities are registered is an underwritten public offering, each Seller shall pay any commissions or brokerage fees applicable to the shares of Parent Common Stock registered on her or his behalf and in all events shall pay the fees and costs of her or his counsel.

          (e)     Compliance.   Sellers covenant and agree that they will comply
                  -----------
with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to a registration statement under this Section 6.15.

          (f)     Seller Information.  As a condition to the registration of any
                  -------------------
Registrable Securities under this Section 6.15, Parent may require each Seller to furnish to Parent (i) a certified statement as to the number of shares of Parent Common Stock then beneficially owned by such Seller and, if requested by the SEC, the controlling person thereof, (ii) a description of any material relationship between such Seller and Parent, its predecessors, or its affiliates within the past three years, and (iii) such other information regarding Seller as is required for such registration by the rules and regulations of the SEC.

     6.16     RULE  144  EXEMPTIONS.  Parent  will  use  commercially reasonable
              ----------------------
efforts to file in a timely manner all reports required under the Exchange Act in order to afford Sellers the benefits of Rule 144. Parent will cooperate with Sellers, to the extent required from time to time, to enable Sellers to sell their shares of Parent Common Stock without registration, within the limitations of the exemptions provided by Rule 144.

     6.17     DISSOLUTION OF LFC ENVIRONMENTAL, INC.   Parent  shall  receive
              --------------------------------------
evidence satisfactory to Parent that Sellers have used their best efforts to cause LFC Environmental, Inc. to be dissolved as soon as practicably possible following Closing.

     6.18     BUSINESS  OPERATION.   During  the  period  following  the Closing
              --------------------
through April 30, 2011, Parent will (i) in connection with the management of the Business, employ management practices substantially consistent with the management practices Parent employs with respect to its other businesses, (ii) operate the Business in a commercially reasonable manner consistent with the objective of maximizing the long term return of the Business, and (iii) refrain from taking any action designed solely to prevent Sellers from having the right to receive payments under Sections 2.03 and 2.04 of this Agreement.

                                  ARTICLE VII
                                  ------------

                     CONDITIONS TO EACH PARTY'S OBLIGATION
                   -----------------------------------------
                              TO EFFECT THE MERGER
                              --------------------

     The respective obligation of each party to effect the Merger is subject to the satisfaction (or waiver) at or prior to the Effective Time of each of the following conditions:

     7.01     REGULATORY  CONSENTS.   Other  than  the  filings  provided for in
              ---------------------
Section 1.03, all notices, reports, and other filings required to be made prior to the Effective Time by Parent and Merger Sub or Company and its Subsidiaries with, and all consents, registrations, approvals, permits, and authorizations required to be obtained prior to the Effective Time by Parent and Merger Sub or Company and its Subsidiaries from, any Governmental Entity in connection with the execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated hereby by Parent, Merger Sub, and Company shall have been made or obtained (as the case may be), except where the failure to make or to obtain them is not, individually or in the aggregate, reasonably likely to have a Parent Material Adverse Effect or to provide a reasonable basis to conclude that the parties hereto or any of their affiliates or respective directors, officers, agents, advisors, or other representatives would be subject to the risk of criminal or material financial liability.

     7.02     LITIGATION.     No  court  or  Governmental  Entity  of  competent
              -----------
jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, law, ordinance, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger or the other transactions contemplated by this Agreement.

     7.03     STOCKHOLDER  APPROVAL.  This  Agreement  shall  have  been  duly
              ----------------------
approved by the holders of the Company Shares and shall have been duly approved by the sole stockholder of Merger Sub in accordance with applicable law and the certificate of incorporation and bylaws of each such corporation,

                                  ARTICLE VIII
                                 -------------

                CONDITIONS TO OBLIGATIONS OF COMPANY AND SELLERS
                ------------------------------------------------

     The obligation of Company and Sellers to effect the Merger is subject to the satisfaction (or waiver by Company and Sellers) at or prior to the Effective Time of each of the following conditions.

     8.01     REPRESENTATIONS  AND  WARRANTIES TRUE AND CORRECT AT CLOSING DATE.
              ------------------------------------------------------------------
Each of Parent's and Merger Sub's representations and warranties contained in this Agreement that are qualified by materiality shall be true and correct in all respects, and each of Parent's and Merger Sub's representations and warranties contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and on and as of the Closing Date, with the same force and effect as though made on and as of such date (except to the extent any such representation or warranty expressly speaks as of an earlier date).

     8.02     PERFORMANCE OF OBLIGATIONS.    Each of Parent and Merger Sub shall
              ---------------------------
have performed and complied in all material respects with the respective covenants and agreements set forth herein to be performed or complied with by each of them on or before the Closing Date.

     8.03     CERTIFICATE  OF  MERGER.  Merger  Sub  shall  have  executed  and
              ------------------------
delivered the Texas Certificate of Merger and the Delaware Certificate of Merger in accordance with Section 1.03 hereof.

     8.04     CERTIFICATES.  Parent  shall  have  delivered  to  Sellers:
              -------------

          (a)     Certificates of the Secretary or Assistant Secretary of Parent
(i) attaching and certifying copies of the resolutions of Parent's Board of Directors authorizing the execution, delivery, and performance of this Agreement and the other documents, instruments, and certifications required or contemplated hereby, (ii) certifying the name, title, and true signature of each officer of Parent executing or authorized to execute this Agreement and the other documents, instruments, and certifications required or contemplated hereby, and (iii) attaching and certifying a true, correct, and complete copy of the bylaws of Parent.

          (b) Copies of the certificate of incorporation of Parent certified by the Secretary of State of the jurisdiction of its incorporation and by Parent's Secretary or Assistant Secretary, together with a certificate of good standing or existence as may be available from the Secretary of State of its jurisdiction of incorporation.

     8.05     ALL  OTHER  DOCUMENTS.  Parent shall have delivered to Company and
              ----------------------
Sellers all other documents to be entered into by Parent pursuant to this Agreement at or prior to Closing.

                                   ARTICLE IX
                                  -----------

               CONDITIONS TO OBLIGATIONS OF PARENT AND MERGER SUB
               --------------------------------------------------

     The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction (or waiver by Parent) at or prior to the Effective Time of each of the following conditions.

     9.01     REPRESENTATIONS  AND  WARRANTIES TRUE AND CORRECT AT CLOSING DATE.
              ------------------------------------------------------------------
Each of the representations and warranties of Company and Sellers contained in this Agreement that are qualified by materiality shall be true and correct in all respects, and each of Company's and Sellers' representations and warranties contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and on and as of the Closing Date, with the same force and effect as though made on and as of such date (except to the extent any such representation or warranty expressly speaks as of an earlier date),

     9.02     PERFORMANCE  OBLIGATIONS.    Company  and  Sellers  shall  have
              -------------------------
performed and complied in all material respects with the covenants and agreements set forth herein to be performed or complied with by them on or before the Closing Date.

     9.03     NO MATERIAL  CHANGE. Between the date hereof and the Closing Date,
              -------------------
Company shall not have suffered any material adverse change, or any occurrence reasonably likely to result in a material adverse change (whether or not such change is referred to or described in any Schedule), in its Business, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent, or otherwise), reserves, or operations.

     9.04     OTHER NECESSARY CONSENTS.    Company  shall  have  obtained  all
              -------------------------
consents  and  approvals required to be listed on SCHEDULE 4.05. With respect to
                                                  --------------
each such consent or approval, Parent shall have received written evidence, satisfactory to Parent, that such consent or approval has been duly and lawfully filed, given, obtained, or taken and is effective, valid, and subsisting.

     9.05     CERTIFICATE OF MERGER.   Company shall have executed and delivered
              ----------------------
the Texas Certificate of Merger and the Delaware Certificate of Merger in accordance with Section 1.03 hereof.

     9.06     NONCOMPETITION  AGREEMENT.  Each  Seller  and  Company  shall have
              --------------------------
executed and delivered to Parent a noncompetition agreement substantially in the form of EXHIBIT 8.06.
          --------------

     9.07     EMPLOYMENT AGREEMENTS. Each employee of Company listed on SCHEDULE
              ----------------------                                    --------
8.07 shall  have  entered into an employment agreement with Parent substantially
----
in  the  form  of  EXHIBIT  8.07.
                   --------------

     9.08     RELEASE  OF  CERTAIN LIENS.    Parent shall have received evidence
              ---------------------------
reasonably satisfactory to Parent that all liens or encumbrances affecting any asset of Company have been released.

     9.09     PAYMENT  OF  INDEBTEDNESS.    Parent  shall have received evidence
              --------------------------
reasonably satisfactory to Parent that all indebtedness of Company has been paid in full, as otherwise provided for herein.

     9.10     REQUEST  TO  TRANSFER  RADIOACTIVE  LICENSE.   Company and Sellers
              --------------------------------------------
shall have delivered to Parent the Company's executed request to transfer Texas Radioactive Material License No. L05970 to the Surviving Corporation.

     9.11     FCC  APPLICATION  PASSWORD.    Company  and  Sellers  shall  have
              ---------------------------
delivered to Parent the Company's FCC application password for purposes of filing FCC form 603 to transfer control of private radio license WQDE746 to Surviving Corporation.

     9.12     CERTIFICATES.  Company and Sellers shall have delivered to Parent:
              -------------

          (a) Certificates of the Secretary or Assistant Secretary of Company (i) attaching and certifying copies of the resolutions of Company's Board of Directors and shareholders, authorizing the execution, delivery, and performance of this Agreement and the other documents, instruments, and certifications required or contemplated hereby, (ii) certifying the name, title, and true signature of each officer of Company executing or authorized to execute this Agreement and the other documents, instruments, and certifications required or contemplated hereby, and (iii) attaching and certifying a true, correct, and complete copy of the bylaws of Company.

          (b) Copies of the articles of incorporation of Company certified by the Secretary of State of the jurisdiction of its incorporation and by Company's Secretary or Assistant Secretary, together with a certificates of good standing or existence as may be available from the Secretaries of State of Company's jurisdiction of incorporation or organization and every other state of the United States in which the conduct of Company's Business or the ownership of Company's properties and assets requires it to be so qualified.

     9.13     OFFICER  AND DIRECTOR RESIGNATIONS.   Company shall have delivered
              -----------------------------------
to Parent duly executed resignations, dated the Closing Date, of all members of the Boards of Directors and officers of Company and its Subsidiaries, effective as of the Closing Date.

     9.14     AFFILIATE  LETTERS. Parent shall have received an Affiliate Letter
              -------------------
from each person identified as an affiliate of Company pursuant to Section 6,12.

     9.15     CASH AT CLOSING.  Parent shall have received evidence satisfactory
              ----------------
to Parent that immediately prior to the Closing, the Company has immediately available cash in an amount equal to or exceeding $75,000.

     9.16     ALL  OTHER  DOCUMENTS.   Parent  shall  have  received  all  other
              ----------------------
documents to be entered into by Company or Sellers pursuant to this Agreement at or prior to Closing.

                                   ARTICLE X
                                   ----------

                                INDEMNIFICATION
                                ---------------

     10.01     INDEMNIFICATION  OBLIGATIONS  OF SELLERS. The Sellers (other than
               -----------------------------------------
James E. Clark, Jr.) shall, jointly and severally, indemnify, defend, and hold harmless Parent and the Surviving Corporation, and their respective affiliates, officers, directors, employees, agents, and representatives, and the heirs, executors, successors, and assigns of any of the foregoing (the "Parent-Indemnified Parties"), from, against, and in respect of any and all claims, liabilities, obligations, damages, losses, costs, expenses, penalties, fines, and judgments (at equity or at law, including statutory and common), whenever arising or incurred (including amounts paid in settlement, costs of investigation, and reasonable attorneys' fees and expenses), to the extent they arise out of or relate to:

          (a) Any obligation of Company under a contract or commitment which is to be performed prior to the Closing Date, or any breach by Company of a contract or commitment occurring prior to the Closing Date;

          (b) Any third-party claims or actions relating to events or circumstances occurring or existing with respect to the ownership, operation, and maintenance of Company and its Subsidiaries, its Business, and its assets on or prior to the Closing Date, except for liabilities of a type set forth on the Interim Balance Sheet;

          (c) Any breach or inaccuracy of any representation or warranty made by Company or Sellers in this Agreement or any documents or agreements executed and delivered by Company or any Seller in connection with the transactions contemplated by this Agreement (without regard to any qualification or exception contained in such representation or warranty relating to materiality or material adverse effect), whether such representation or warranty is made as of the date hereof or as of the Closing Date; or

          (d) Any breach of any covenant, agreement, or undertaking made by Company or Sellers in this Agreement or in any documents or agreements executed and delivered by Company or any Seller in connection with the transactions contemplated by this Agreement,

The claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines, and judgments of the Parent-Indemnified Parties described in this 10.01 as to which the Parent-Indemnified Parties are entitled to indemnification are collectively referred to as "Parent Losses."

     10.02     INDEMNIFICATION OBLIGATIONS OF PARENT. Parent shall indemnify and
               --------------------------------------
hold harmless Sellers, and their respective officers, directors, employees, agents, and representatives, and the heirs, executors, successors, and assigns of any of the foregoing (the "Seller-Indemnified Parties"), from, against, and
                                --------------------------
in respect of any and all claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines, and judgments (at equity or at law, including statutory and common), whenever arising or incurred (including amounts paid in settlement, costs of investigation, and reasonable attorneys* fees and expenses), arising out of or relating to:

          (a) Any obligation of Parent or Surviving Corporation under a contract or commitment which is to be performed after the Closing Date, or any breach by Parent or Surviving Corporation of a contract or commitment occurring after the Closing Date;

          (b) Any third-party claims or actions relating to events or circumstances occurring or existing with respect to the ownership, operation, and maintenance of Surviving Corporation after the Closing Date, including any breach of a contract in effect prior to the Closing, where such breach occurs after the Closing;

          (c) Any breach or inaccuracy of any representation or warranty made by Parent or Merger Sub in this Agreement or in any document or agreement executed and delivered by Parent or Merger Sub in connection with the transactions contemplated by this Agreement, whether such representation or warranty is made as of the date hereof or as of the Closing Date; or

          (d) Any breach of any covenant, agreement, or undertaking made by Parent or Merger Sub in this Agreement or in any document or agreement executed and delivered by Parent or Merger Sub in connection with the transactions contemplated by this Agreement.

The claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines and judgments of the Seller-Indemnified Parties described in this 10.02 as to which the Seller-Indemnified Parties are entitled to indemnification are collectively referred to as "Seller Losses."

     10.03     INDEMNIFICATION  PROCEDURE.
               ---------------------------

          (a) Promptly following receipt by a Parent-Indemnified Party or a Seller- Indemnified Party, as applicable (an "Indemnified Party") of notice by a
                                              -----------------
third party (including any Governmental Entity) of any complaint, dispute, or claim or the commencement of any audit, investigation, action, or proceeding with respect to which such Indemnified Party may be entitled to receive payment from the other party for any Parent Losses or any Seller Losses (as the case may
be), such Indemnified Party shall notify Parent or Sellers, as the case may be (the "Indemnifying Party"); provided, however, that the failure to so notify the
      ------------------    ------------------
Indemnifying Party shall relieve the Indemnifying Party from liability hereunder with respect to such claim only if, and only to the extent that, such failure to so notify the Indemnifying Party results in the forfeiture by the Indemnifying Party of rights and defenses otherwise available to the Indemnifying Party with respect to such claim. The Indemnifying Party shall have the right, upon written notice delivered to the Indemnified Party within 20 days thereafter assuming full responsibility for any Parent Losses or Seller Losses (as the case may be) resulting from such audit, investigation, action, or proceeding, to assume the defense of such audit, investigation, action, or proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, that the Indemnifying Party declines or fails to assume the defense of the audit, investigation, action, or proceeding on the terms provided above or to employ counsel reasonably satisfactory to the Indemnified Party, in either case within such 20-day period, then any Parent Losses or any Seller Losses (as the case may be) shall include the reasonable fees and disbursements of counsel for the Indemnified Party as incurred. In any audit, investigation, action, or proceeding for which indemnification is being sought hereunder, the Indemnified Party or the Indemnifying Party, whichever is not assuming the defense of such action, shall have the right to participate in such matter and to retain its own counsel at such party's own expense. The Indemnifying Party or the Indemnified Party (as the case may be) shall at all times use reasonable efforts to keep the Indemnifying Party or Indemnified Party (as the case may be) reasonably apprised of the status of any matter in which it is maintaining a defense and to cooperate in good faith with the other party with respect to the defense of any such matter.

          (b) No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, unless (i) the Indemnifying Party fails to assume and maintain the defense of such claim pursuant to Section 10,03(a), or (ii) such settlement, compromise, or consent includes an unconditional release of the Indemnifying Party and its officers, directors, employees, and affiliates from all liability arising out of such claim. An Indemnifying Party may not, without the prior written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless (A) such settlement, compromise, or consent includes an unconditional release of the Indemnified Party and its officers, directors, employees, and affiliates from all liability arising out of such claim, (B) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of the Indemnified Party, and
(C) does not contain any equitable order, judgment, or term that in any manner affects, restrains, or interferes with the business of the Indemnified Party or any of the Indemnified Party's affiliates.

          (c) In the event an Indemnified Party claims a right to payment pursuant hereto, such Indemnified Party shall send written notice of such claim to the appropriate Indemnifying Party (a "Notice of Claim"). Such Notice of
                                               ---------------
Claim  shall  specify  the  basis for such claim. The failure by any Indemnified
Party so to notify the Indemnifying party shall not relieve the Indemnifying Party from any liability that it may have to such Indemnified Party with respect to any claim made pursuant to this Section 10.03(c), it being understood that notices for claims in respect of a breach of a representation or warranty must be delivered prior to the expiration of the survival period for such representation or warranty under 10.04. In the event the Indemnifying Party does not notify the Indemnified Party within 30 days following its receipt of such notice that the Indemnifying Party disputes its liability to the Indemnified Party under this Article X or the amount thereof, the claim specified by the Indemnified Party in such Notice of Claim shall be conclusively deemed a liability of the Indemnifying Party under this Article X, and the Indemnifying Party shall pay the amount of such liability to the Indemnified Party on demand or, in the case of any notice in which the amount of the claim (or any portion of the claim) is estimated, on such later date when the amount of such claim (or such portion of such claim) becomes finally determined. In the event the Indemnifying Party has timely disputed its liability with respect to such claim as provided above, as promptly as possible, such Indemnified Party and the appropriate Indemnifying Party shall establish the merits and amount of such claim (by mutual agreement, litigation, arbitration, or otherwise), and, within five business days following the final determination of the merits and amount of such claim, the Indemnifying Party shall pay to the Indemnified Party immediately available funds in an amount equal to such claim as determined hereunder.

     10.04     SURVIVAL  PERIOD.  The  representations  and  warranties  of  the
               -----------------
parties contained herein shall not be extinguished by the Closing, but shall survive the Closing for, and all claims for indemnification in connection therewith shall be asserted not later than, eighteen (18) months following the Closing Date; provided, however, that the representations and warranties
                -------------------
contained  in  Section  3.01 (Power, Authority and Organization of the Sellers),
Section 3.03 (Ownership of the Company Shares), Section 4.02 (Organization and Authorization), Section 4.03 (Authorized and Outstanding Stock), Section 4.15 (Employee Benefits), Section 4.19 (Environmental Matters), and Section 4.27 (Tax Matters) (collectively, the "Surviving Representations") shall survive until
                               -----------------------------
sixty (60) days following the expiration of the applicable statute of limitations, and the period during which a claim for indemnification may be asserted in connection therewith shall continue for a period of sixty (60) days following the expiration of the applicable statute of limitations. The covenants and agreements of the parties hereunder shall survive without limitation as to time, and the period during which a claim for indemnification may be asserted in connection therewith shall continue indefinitely. Notwithstanding the foregoing, if, prior to the close of business on the last day a claim for indemnification may be asserted hereunder, an

Indemnifying Party shall have been properly notified of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof.

     10.05     LIABILITY  LIMITS. Notwithstanding  anything  to the contrary set
              ------------------
forth herein, the Parent-Indemnified Parties shall not make a claim against Company and Sellers for indemnification under Section 10.01(c) for Parent Losses unless and until the aggregate amount of such Parent Losses exceeds $100,000 (the "Parent Basket"), in which event the Parent- Indemnified
                         -------------
Parties may claim indemnification only to the extent the Parent Losses exceed the Parent Basket; provided, however, that the representations and warranties
                      --------- --------
contained in Sections 3.03 (Ownership of Company Shares) and 4.27 (Tax Matters) shall not be subject to the Parent Basket. The total aggregate amount of the liability of Company and Sellers for Parent Losses with respect any claims made pursuant to Section 10.01(c) shall be limited to $5,000,000 (the "Parent Cap");
                                                                   ------ ---
provided,  however,  that the total aggregate amount of the liability of Company
---------  --------
and Sellers for Parent Losses arising out of fraud or willful misconduct shall not be subject to any limits.

     10.06     INVESTIGATIONS.   The  respective  representations and warranties
              ---------------
of the parties contained in this Agreement or any certificate or other document delivered by any party at or prior to the Closing and the rights to indemnification set forth in Article X shall not be deemed waived or otherwise affected by any investigation made by a party. Notwithstanding the foregoing, Parent shall use its reasonable best efforts to promptly notify Sellers of any questions or concerns that may arise regarding any representations or warranties required by this Agreement from Company or Sellers from information transferred between the Parties during such consultations; provided, however, that any failure to provide such notice shall not affect any of Parent's or Merger Sub's rights hereunder.

     10.07    SETOFF. Parent shall be entitled to set off any amount or right to
              -------
which Parent may be entitled pursuant to this Agreement against any amount, right, or obligation (including the obligation to deliver shares of Parent Common Stock) owed to Sellers under this Agreement or any agreement or documents executed and delivered by a Seller in connection with the transactions contemplated by this Agreement. However, if any setoff is determined to be inappropriate, Parent shall repay such sums to Sellers, with interest at a rate equal to six percent (6%).

     10.08    EXCLUSIVE REMEDY. The indemnification provisions of this Article X
              -----------------
are the sole and exclusive remedy for Parent and Merger Sub with respect to any claimed breach of this Agreement by Company or Sellers; provided, however, that
                                                         --------  -------
this exclusive remedy for damages does not preclude a party from bringing an action for specific performance or other equitable remedy to require a party to perform its obligations under this Agreement. Notwithstanding anything to the contrary in this Section 10.08, in the event of a fraudulent or willful breach of the representations, warranties, covenants or agreements contained herein by the Parent or Sellers, any Indemnified Party shall have all remedies available at law or in equity (including for tort) with respect thereto.

                                   ARTICLE XI
                                  -----------

                          TERMINATION PRIOR TO CLOSING
                          ----------------------------

     11.01     TERMINATION  OF  AGREEMENT.   This Agreement may be terminated at
               ---------------------------
any  time  prior  to  the  Closing:

          (a)     By  the  mutual  written  consent  of  Parent  and  Sellers.

          (b) By Sellers in writing, without liability, if Parent shall (i) fail to perform in any material respect its agreements contained herein required to be performed by Parent on or prior to the Closing Date, or (ii) materially breach any of Parent's representations, warranties, or covenants contained herein, which failure or breach is not cured within ten days after Sellers have notified Parent of their intent to terminate this Agreement pursuant to this subparagraph (b).

          (c) By Parent in writing, without liability, if either Company or any of Sellers shall (i) fail to perform in any material respect their agreements contained herein required to be performed by them on or prior to the Closing Date, or (ii) materially breach any of their representations, warranties, or covenants contained herein, which failure or breach is not cured within ten days after Parent has notified Sellers of its intent to terminate this Agreement pursuant to this subparagraph (c).

          (d) By either Parent or Sellers in writing, without liability, if there shall be any order, writ, injunction, or decree of any court or governmental or regulatory agency binding on Parent, Merger Sub, Company, or any Seller which prohibits or restrains Parent, Merger Sub, Company, or any Seller from consummating the transactions contemplated hereby, provided that Parent, Merger Sub, Company, and Sellers shall have used their reasonable, good-faith efforts to have any such order, writ, injunction, or decree lifted and the same shall not have been lifted within 30 days after entry by any such court or governmental or regulatory agency.

          (e) By either Parent or Sellers, in writing, without liability, if for any reason the Closing has not occurred by May 31, 2006, other than as a result of the breach of this Agreement by the party attempting to terminate the Agreement; provided, however, that the Parties shall have the right to extend such date thirty (30) additional days if Parent's lenders request Parent to do so,

     11.02     TERMINATION  OF  OBLIGATIONS.   Termination  of  this  Agreement
               -----------------------------
pursuant to this Article XI shall terminate all obligations of the parties hereunder, except for the obligations under Sections 6.13 (Publicity), 12,01
(Entire Agreement and Survival), 12,02 (Amendment), 12,03 (Parties Bound by Agreement), 12.05 (Headings), 12.06 (Modification and Waiver), 12.07 (Expenses),
12.08 (Notices), 12.09 (Governing Law and Jurisdiction), 12.11 (No Third-Party Beneficiaries), 12.12 ("Including"), 12.13 (Gender and Number), 12.14 (References), 12.15 (Severability), and 12.19 (Enforcement), and Article X (Indemnification); provided, however, that termination pursuant to subparagraphs
                   --------  -------
(b), (c), or (e) of Section 11.01 hereof shall not relieve a defaulting or breaching party from any liability to the other party hereto.

                                  ARTICLE XII
                                  ------------

                                 MISCELLANEOUS
                                 -------------

     12.01    ENTIRE  AGREEMENT  AND  SURVIVAL.  This  Agreement  (including the
              ---------------------------------
Schedules and Exhibits which are incorporated herein) constitutes the sole understanding of the parties with respect to the subject matter hereof; provided, however, that this provision is not intended to abrogate any other written agreement between the parties executed with or after this Agreement,

     12.02    AMENDMENT.     No  amendment,  modification  or  alteration of the
              ----------
terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto.

     12.03    PARTIES  BOUND  BY  AGREEMENT.  The  terms,  conditions,  and
              ------------------------------
obligations of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns thereof. This Agreement shall not be assignable by operation of law or otherwise; provided, however, that Parent may designate, by written notice to Company, another wholly owned direct subsidiary to be a Surviving Corporation in lieu of Merger Sub, in which event all references herein to Merger Sub shall be deemed references to such other subsidiary, except that all representations and warranties made herein with respect to Merger Sub as of the date of this Agreement shall be deemed representations and warranties made with respect to such other subsidiary as of the date of such designation.

     12.04    COUNTERPARTS  AND  FACSIMILE.   This  Agreement may be executed in
              -----------------------------
multiple counterparts, each of which shall for all purposes be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile.

     12.05    HEADINGS.   The  headings  of  the Sections and paragraphs of this
              ---------
Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     12.06    MODIFICATION  AND WAIVER.   Any of the terms or conditions of this
              -------------------------
Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar).

     12.07    EXPENSES.  Except  as  otherwise  provided herein, the Sellers and
              ---------
Parent shall each pay all costs and expenses incurred by each of them, or on their behalf respectively, in connection with this Agreement and the transactions contemplated hereby, including fees and expenses of their own financial consultants, accountants and counsel. All such expenses incurred by the Company in connection with this Agreement and the transactions contemplated hereby shall be paid by the Sellers on or before the Closing Date. Notwithstanding the foregoing or anything contrary in this Agreement, Parent shall pay Sellers' expenses in connection with the transactions contemplated herein up to a maximum amount equal to $25,000.

     12.08     NOTICES.  Any  notice, request, instruction, or other document to
               --------
be given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally, or sent by registered or certified mail, or sent by overnight courier such as Federal Express or United States Express Mail, postage or fees prepaid, to the party as set forth below, or at such other address for a party as shall be specified by like notice:

          If to Sellers or, prior to the   L. FORD CLARK
          Closing Date, to Company, to:    17314 State Highway 249, Suite 230
                                           Houston, Texas 77064
                                           Telephone: (281) 807-1441
                                           Telecopier: (281) 807-4188


                                           MELYSA B. AUSTIN
                                           17314 State Highway 249, Suite 230
                                           Houston, Texas 77064
                                           Telephone: (281) 807-1441
                                           Telecopier: (281)807-4188

                                           JAMES E. CLARK, JR.
                                           17314 State Highway 249, Suite 230
                                           Houston, Texas 77064
                                           Telephone: (281) 807-1441
                                           Telecopier: (281)807-4188

                                           LFC, INC.
                                           17314 State Highway 249, Suite 230
                                           Houston, Texas 77064
                                           Telephone: (281) 807-1441
                                           Telecopier: (281) 807-4188
                                           Attention: L. Ford Clark, CEO

          With a copy to:                  Fritz, Byrne, Head & Harrison, LLP
                                           98 San Jacinto Boulevard, Suite 2000
                                           Austin, Texas 78701-4288
                                           Telephone: (512) 476-2020
                                           Telecopier: (512) 477-5267
                                           Attention: Bruce Perkins, Esq.

          If to Parent or Merger Sub, to:  CHARYS HOLDING COMPANY, INC.
                                           1117 Perimeter Center West, Suite N415
                                           Atlanta, Georgia 30338
                                           Telephone: (678) 443-2300
                                           Telecopier: (678) 443-2320
                                           Attention: Billy V. Ray, Jr., CEO

          With a copy to:                  Paul, Hastings, Janofsky & Walker LLP
                                           600 Peachtree Street, N.E., Suite 2400
                                           Atlanta, Georgia 30308
                                           Telephone: (404)815-2202
                                           Telecopier: (404)815-2424
                                           Attention: Wayne Bradley, Esq.

Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or the office of such party. Any notice which is addressed and transmitted in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is placed in the mail or delivered to an overnight courier service, or, if earlier, the time of actual receipt.

     12.09     GOVERNING  LAW  AND  JURISDICTION.    This  Agreement  shall  be
               ----------------------------------
construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect hereof, brought by the other party hereto or its successors or assigns shall be brought and determined in state or federal courts sitting in Fulton County, State of Georgia, and each party hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of a motion, or as a defense, counterclaim, or otherwise, in any action or proceeding with respect to this Agreement: (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process; (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment, or otherwise); and (c) to the fullest extent permitted by applicable law, that (i) the suit, action, or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper, and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts,

     12.10     COMPANY'S  AND  SELLERS'  KNOWLEDGE.   As  used herein, the terms
               ------------------------------------
"Company's knowledge" and "to the knowledge of Company" with respect to Company shall mean the actual knowledge of any director, officer, or shareholder of Company or any of the individuals set forth on SCHEDULE 4.01 (D), and the terms
                                                ------------------
"Sellers' knowledge" and to "to the knowledge of the Seller" with respect to a Seller shall mean the actual knowledge of any individual Seller.

     12.11     NO THIRD-PARTY BENEFICIARIES.   With the exception of the parties
               ----------------------------
to this Agreement, there shall exist no right of any person to claim a beneficial interest in this Agreement or any rights occurring by virtue of this Agreement.

     12.12     "INCLUDING."   Words of inclusion shall not be construed as terms
                ----------
of limitation herein, so that references to "included" matters shall be regarded as non-exclusive, non- characterizing illustrations.

     12.13     GENDER  AND  NUMBER.  Where  the  context  requires, the use of a
               --------------------
pronoun of one gender or the neuter is to be deemed to include a pronoun of the appropriate gender. Singular words are to be deemed to include the plural, and vice versa.

     12.14     REFERENCES.    Whenever  reference  is  made in this Agreement to
               -----------
any Article, Section, Schedule, or Exhibit, such reference shall be deemed to apply to the specified Article or Section of this Agreement or the specified
Schedule  or  Exhibit  to  this  Agreement.    The  Schedules  and  Exhibits
referenced in this Agreement are attached hereto, are hereby incorporated into this Agreement, and are hereby made a part hereof as if set forth in full in this Agreement.

     12.15     SEVERABILITY.    In  case  any  one  or  more  of  the provisions
               -------------
contained in this Agreement should be found by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect against any party
hereto,   such   invalidity,   illegality,   or  unenforceability  shall  only
apply to such party in the specific jurisdiction where such judgment shall be made, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, except that this Agreement shall not be reformed in any way that will deny to any party the essential benefits of this Agreement, unless such party waives in writing its rights to such benefits.

     12.16     FURTHER  ASSURANCES.   Each  of  the  parties  hereto  will  use
               --------------------
reasonably good-faith efforts to take all actions and to do all things necessary, proper, or advisable following the Closing to consummate and effectuate the transactions contemplated by this Agreement.

     12.17     CURRENCY.  All  payments  hereunder  or  contemplated  by  this
               ---------
Agreement  shall  be  paid  in  United  States  currency.

     12.18     ORDINARY COURSE OF BUSINESS. "Ordinary Course of Business" means,
               ----------------------------  ---------------------------
with respect to actions and operations conducted by Company, actions and operations that are (a) consistent with the past practices of Company, (b) taken in the ordinary course of the normal, day-to-day operations of Company, and (c) not required to be authorized by the Board of Directors or other governing body of Company.

     12.19     ENFORCEMENT.   The  parties  agree  that irreparable damage would
               ------------
occur in the event that any of the provisions of this Agreement were not performed in accordance with their specified terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the date first above written.

                                      PARENT;

                                      CHARYS  HOLDING  COMPANY,  INC.

                                      By: /s/ Billy V. Ray Jr.
                                         ----------------------------
                                               Name: Billy V. Ray Jr.
                                                    -----------------
                                               Title: CEO
                                                     ----------------

                                      MERGER  SUB:

                                      LFC  ACQUISITION  COMPANY,  INC.

                                      By: /s/ Billy V. Ray Jr.
                                         ----------------------------
                                               Name: Billy V. Ray Jr.
                                                    -----------------
                                               Title: CEO
                                                     ----------------

                                      COMPANY:

                                      LFC,  INC.

                                      By: /s/ L. Ford Clark
                                         ----------------------------
                                               Name: L. Ford Clark
                                                    -----------------
                                               Title: CEO
                                                     ----------------

                                      SELLERS:

                                      /s/ L. Ford Clark
                                      -------------------------------
                                      L. Ford Clark

                                      /s/ Melysa B. Austin
                                      -------------------------------
                                      Melysa B. Austin

                                      /s/ James E. Clark, Jr.
                                      -------------------------------
                                      James E. Clark, Jr.

                                      ***


                 SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER